UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-07458
Tweedy, Browne Fund Inc.
(Exact name of registrant as specified in charter)

One Station Place, Suite 303
Stamford, CT 06902
(Address of principal executive offices) (Zip code)
Frederick C. Teufel, Jr.
Tweedy, Browne Company LLC
One Station Place, Suite 303
Stamford, CT 06902
(Name and address of agent for service)
Registrant's telephone number, including area code:
203-703-0600
Date of fiscal year end:
March 31
Date of reporting period:
September 30, 2025
Item 1. Report to Stockholders
(a) The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

INTERNATIONAL VALUE FUND
(TBGVX)
SEMI-ANNUAL SHAREHOLDER REPORT | September 30, 2025
This Semi-Annual shareholder report contains important information about the Tweedy, Browne International Value Fund (“Fund”) for the period of April 1, 2025 to September 30, 2025 as well as certain changes to the Fund. You can find additional information about the Fund at www.tweedyfunds.com/mutual-funds/international-value-fund-overview/. You can also request this information by contacting us at 1-800-432-4789.
What Were the Fund Expenses for the Last Six Months?
(Based on a hypothetical $10,000 investment)
Fund (Class)	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A PERCENTAGE OF A $10,000 INVESTMENT
INTERNATIONAL VALUE FUND (TBGVX)	$76	1.44%
MANAGEMENTS’ DISCUSSION OF FUND PERFORMANCE
Market Overview
Global equity markets continued their strong advance during the six months ended September 30, 2025, supported by moderating inflation data, renewed confidence in corporate earnings, rising expectations for monetary easing, and continued excitement about the prospects for artificial intelligence. US equities again led the rally, powered by a narrow group of mega-cap technology stocks, while European and Asian markets also delivered solid gains. Value-oriented global equities participated but lagged more growth-oriented sectors as investors remained captivated by themes tied to artificial intelligence and long-term growth.
In this continued “risk on” market environment, the Tweedy, Browne International Value Fund (the “Fund”) made considerable financial progress, producing a return of 10.64% during the six months ending September 30, but trailed its primary benchmark index, the MSCI EAFE Index in US dollars, which finished the semi-annual period up 17.10%.
The Fund’s policy of hedging its foreign currency exposure modestly reduced returns, as several major currencies, including the euro, Swiss franc, and pound, strengthened against the US dollar during the period. Against the MSCI EAFE Index (Hedged to USD), the Fund’s secondary benchmark, the Fund compared relatively better for the six months with a gain of 10.64% versus a gain of 11.65% for the Index; it outperformed for the year-to-date period (nine months) with a return of 18.79% versus 15.40% for the Index.
What Impacted Performance During the Period?
On an absolute return basis, the Fund’s health care, industrials, and financials contributed most to results, supported by strong gains in biotechnology, aerospace, and banking holdings. Energy and consumer staples detracted, reflecting weaker results from its integrated oil and food & beverage holdings. At the country level, Japan, Germany, and South Korea were the strongest contributors to Fund performance, driven by solid earnings growth and improved investor sentiment. The most significant detractors were Switzerland, the Netherlands, Belgium, Finland, and France, where the Fund’s consumer staples, industrials, and health care holdings lagged. Across market capitalization groups, larger- and mid-cap holdings drove the bulk of the Fund’s return, while smaller-cap holdings contributed modestly.
Top Equity Performance Contributors
Ionis Pharmaceuticals, BAE Systems, Safran, Rheinmetall, National Bank of Canada, SOL S.p.A., Prudential, Samsung Electronics, Hana Financial Group, and Rubis.
Top Equity Performance Detractors
Heineken Holding, Nestlé, Teleperformance, Roche, TotalEnergies, Diageo, Arkema, Alten, CNH Industrial, and Azelis Group.
How Has the Fund Historically Performed?
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 years of the Fund. It assumes a $10,000 initial investment at the beginning of the first year in an appropriate, broad-based securities market index for the same period.
The Fund has changed its comparative broad-based securities market index from MSCI EAFE Index (Hedged to U.S.$) to the MSCI EAFE Index (in U.S.$) in order to comply with new regulatory requirements regarding the presentation of comparative index performance.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	6 MONTH	1 YEAR	5 YEARS	10 YEARS
INTERNATIONAL VALUE FUND (TBGVX)	10.64%	12.45%	10.88%	6.84%
MSCI EAFE Index (in U.S.$)	17.10%	14.99%	11.15%	8.17%
MSCI EAFE Index (Hedged to U.S.$)	11.65%	15.50%	15.03%	10.69%
The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedyfunds.com/mutual-funds/international-value-fund-overview/ to obtain performance data that is current to the most recent month end.
Key Fund Statistics
Fund net assets	$4,427,597,826
Total number of portfolio holdings	89
Total advisory fee paid	$27,967,262
Portfolio turnover rate as of the end of the reporting period	6%
What Did the Fund Invest In?
(as of September 30, 2025)
TOP TEN HOLDINGS 1
Safran SA	3.8%
Roche Holding AG	3.6%
Novartis AG	3.5%
Ionis Pharmaceuticals, Inc.	3.5%
Nestlé SA	3.2%
United Overseas Bank, Ltd.	3.2%
TotalEnergies SE	3.2%
Heineken Holding NV	3.0%
National Bank of Canada	2.7%
SOL SpA	2.7%
SECTOR ALLOCATION
COUNTRY ALLOCATION
1 Excludes short-term investments.
2 Includes cash, Treasury Bills, and money market funds.
3 Other Countries each less than 3% includes Belgium, Chile, China, Croatia, Czech Republic, Finland, Hong Kong, Italy, Mexico, Philippines and Sweden.
Material Fund Changes
There have been no material changes to the Fund since April 1, 2025.
Where Can I Find More Information?
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.tweedyfunds.com/mutual-funds/international-value-fund-overview/. You can also request this information by calling 1-800-432-4789.
Important Notice to Shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-432-4789 and we will begin sending you separate copies of these materials within 30 days after receiving your request. For additional information, please visit www.tweedyfunds.com/mutual-funds/international-value-fund-overview/.
TBGVX0925
TWEEDY, BROWNE FUND INC.

INTERNATIONAL VALUE FUND II -
CURRENCY UNHEDGED (TBCUX)
SEMI-ANNUAL SHAREHOLDER REPORT | September 30, 2025
This Semi-Annual shareholder report contains important information about the Tweedy, Browne International Value Fund II - Currency Unhedged (“Fund”) for the period of April 1, 2025 to September 30, 2025 as well as certain changes to the Fund. You can find additional information about the Fund at www.tweedyfunds.com/mutual-funds/international-value-fund-ii-overview/. You can also request this information by contacting us at 1-800-432-4789.
What Were the Fund Expenses for the Last Six Months?
(Based on a hypothetical $10,000 investment)
Fund (Class)	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A PERCENTAGE OF A $10,000 INVESTMENT
INTERNATIONAL VALUE FUND II - CURRENCY UNHEDGED (TBCUX)	$78	1.45%
MANAGEMENTS’ DISCUSSION OF FUND PERFORMANCE
Market Overview
Global equity markets continued their strong advance during the six months ended September 30, 2025, supported by moderating inflation data, renewed confidence in corporate earnings, rising expectations for monetary easing, and continued excitement about the prospects for artificial intelligence. US equities again led the rally, powered by a narrow group of mega-cap technology stocks, while European and Asian markets also delivered solid gains. Value-oriented global equities participated but lagged more growth-oriented sectors as investors remained captivated by themes tied to artificial intelligence and long-term growth.
In this continued “risk on” market environment, the Tweedy, Browne International Value Fund II – Currency Unhedged (the “Fund”) made considerable financial progress, producing a return of 13.54% during the six months ending September 30, but trailed its primary benchmark index, the MSCI EAFE Index, which finished the semi-annual period up 17.10%. The Fund compared relatively better for the calendar year period ending September 30, producing an absolute return of 23.17% versus 25.14% for the MSCI EAFE Index.
What Impacted Performance During the Period?
On an absolute return basis, the Fund’s industrials, consumer discretionary, and health care were the largest contributors to performance, supported by strong gains among aerospace, automobile, and biotechnology holdings. In contrast, consumer staples and energy detracted, reflecting weaker results from beverage and integrated oil companies.
At the country level, Japan, South Korea, and Germany contributed most positively to returns, aided by solid earnings growth and resilient export demand. The weakest results came from Switzerland, Singapore, the Netherlands, and Belgium, where their consumer, finance, and health care holdings underperformed. Across market capitalization groups, mid- and smaller-cap companies drove the bulk of absolute returns, while large-cap holdings provided additional but more moderate gains. Because the Fund does not hedge its foreign currency exposure, performance also benefited from the appreciation of several major currencies, including the euro, pound, and Swiss franc, relative to the US dollar during the period.
Top Equity Performance Contributors
Ionis Pharmaceuticals, Safran, BAE Systems, Rheinmetall, Samsung Electronics, Chow Sang Sang Holdings, Hana Financial Group, Rubis, Prudential, and Megacable Holdings.
Top Equity Performance Detractors
Teleperformance, Nestlé, Roche, TotalEnergies, Azelis Group, Diageo, Heineken Holding, Arkema, Alten, and CNH Industrial.
How Has the Fund Historically Performed?
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 years of the Fund. It assumes a $10,000 initial investment at the beginning of the first year in an appropriate, broad-based securities market index for the same period.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	6 MONTH	1 YEAR	5 YEARS	10 YEARS
INTERNATIONAL VALUE FUND II - CURRENCY UNHEDGED (TBCUX)	13.54%	11.01%	10.18%	6.02%
MSCI EAFE Index (in U.S.$)	17.10%	14.99%	11.15%	8.17%
The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedyfunds.com/mutual-funds/international-value-fund-ii-overview/ to obtain performance data that is current to the most recent month end.
Key Fund Statistics
Fund net assets	$187,557,719
Total number of portfolio holdings	71
Total advisory fee paid	$1,129,364
Portfolio turnover rate as of the end of the reporting period	9%
What Did the Fund Invest In?
(as of September 30, 2025)
TOP TEN HOLDINGS 1
Safran SA	3.6%
Kemira Oyj	3.4%
DHL Group	3.1%
United Overseas Bank, Ltd.	2.8%
Nestlé SA	2.5%
Rubis SCA	2.5%
Roche Holding AG	2.5%
Winpak, Ltd.	2.4%
Prudential plc	2.3%
Novartis AG	2.2%
SECTOR ALLOCATION
COUNTRY ALLOCATION
1 Excludes short-term investments.
2 Includes cash and money market funds.
3 Other Countries each less than 3% includes Belgium, Chile, China, Hong Kong, Italy, Mexico, Netherlands, Philippines, Singapore, Sweden and United States.
Material Fund Changes
There have been no material changes to the Fund since April 1, 2025.
Where Can I Find More Information?
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.tweedyfunds.com/mutual-funds/international-value-fund-ii-overview/. You can also request this information by calling 1-800-432-4789.
Important Notice to Shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-432-4789 and we will begin sending you separate copies of these materials within 30 days after receiving your request. For additional information, please visit www.tweedyfunds.com/mutual-funds/international-value-fund-ii-overview/.
TBCUX0925
TWEEDY, BROWNE FUND INC.

VALUE FUND
(TWEBX)
SEMI-ANNUAL SHAREHOLDER REPORT | September 30, 2025
This Semi-Annual shareholder report contains important information about the Tweedy, Browne Value Fund (“Fund”) for the period of April 1, 2025 to September 30, 2025 as well as certain changes to the Fund. You can find additional information about the Fund at www.tweedyfunds.com/mutual-funds/value-fund-overview/. You can also request this information by contacting us at 1-800-432-4789.
What Were the Fund Expenses for the Last Six Months?
(Based on a hypothetical $10,000 investment)
Fund (Class)	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A PERCENTAGE OF A $10,000 INVESTMENT
VALUE FUND (TWEBX)	$75	1.44%
MANAGEMENTS’ DISCUSSION OF FUND PERFORMANCE
Market Overview
Global equity markets continued their strong advance during the six months ended September 30, 2025, supported by moderating inflation data, renewed confidence in corporate earnings, rising expectations for monetary easing, and continued excitement about the prospects for artificial intelligence. US equities again led the rally, powered by a narrow group of mega-cap technology stocks, while European and Asian markets also delivered solid gains. Value-oriented global equities participated but lagged more growth-oriented sectors as investors remained captivated by themes tied to artificial intelligence and long-term growth.
In this continued “risk on” market environment, the Tweedy, Browne Value Fund (the “Fund”) made considerable financial progress, producing a return of 9.11% during the six months ending September 30, but trailed its primary benchmark index, the MSCI World Index in US dollars, which finished the semi-annual period up 19.58%.
The Fund’s policy of hedging its foreign currency exposure modestly reduced returns, as several major currencies, including the euro, Swiss franc, and pound, strengthened against the US dollar during the period. Against the MSCI World Index (Hedged to the USD), the Fund’s secondary benchmark, the Fund compared marginally better for the six months with a gain of 9.11% versus a gain of 18.04% for such index; it outperformed for the year-to-date period (nine months) with a return of 15.98% versus 15.00% for the Index.
What Impacted Performance During the Period?
On an absolute return basis, the Fund’s health care, financials, and industrials were the largest contributors to results, driven by strong performance among select biotechnology, insurance, and aerospace holdings. Energy and consumer staples detracted, reflecting weaker oil prices and mixed results among beverage producers. Geographically, Japan, Germany, and South Korea contributed most positively, while Switzerland, the Netherlands, and France detracted modestly due to underperformance in their consumer, industrials, and pharmaceutical holdings. Larger-cap and mid-cap holdings added most to results, and smaller companies also contributed incrementally.
Top Equity Performance Contributors
Ionis Pharmaceuticals, Rheinmetall, Safran, BAE Systems, Rubis, Prudential, Hana Financial Group, Samsung Electronics, DB Insurance, and Alphabet.
Top Equity Performance Detractors
TotalEnergies, Teleperformance, Roche, Berkshire Hathaway (Class A), Alten, Vertex Pharmaceuticals, Heineken Holding, Azelis Group, U-Haul Holding, and Arkema.
How Has the Fund Historically Performed?
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 years of the Fund. It assumes a $10,000 initial investment at the beginning of the first year in an appropriate, broad-based securities market index for the same period.
The Fund has changed its comparative broad-based securities market index from MSCI World Index (Hedged to U.S.$) to the MSCI World Index (in U.S.$) in order to comply with new regulatory requirements regarding the presentation of comparative index performance.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	6 MONTH	1 YEAR	5 YEARS	10 YEARS
VALUE FUND (TWEBX)	9.11%	9.29%	10.96%	7.62%
MSCI World Index (in U.S.$)	19.58%	17.25%	14.41%	12.43%
MSCI World 100% Hedged to U.S.$ Index	18.04%	17.42%	15.59%	13.28%
The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedyfunds.com/mutual-funds/value-fund-overview/ to obtain performance data that is current to the most recent month end.
Key Fund Statistics
Fund net assets	$441,508,223
Total number of portfolio holdings	84
Total advisory fee paid	$2,657,296
Portfolio turnover rate as of the end of the reporting period	7%
What Did the Fund Invest In?
(as of September 30, 2025)
TOP TEN HOLDINGS 1
Safran SA	3.6%
Roche Holding AG	3.4%
Wells Fargo & Co.	3.3%
TotalEnergies SE	3.3%
Ionis Pharmaceuticals, Inc.	2.8%
Rubis SCA	2.5%
Berkshire Hathaway, Inc.	2.4%
Nestlé SA	2.3%
United Overseas Bank, Ltd.	2.3%
Prudential plc	2.2%
SECTOR ALLOCATION
COUNTRY ALLOCATION
1 Excludes short-term investments.
2 Includes cash, Treasury Bills, and money market funds.
3 Other Countries each less than 3% includes Belgium, Canada, Chile, China, Finland, Hong Kong, Mexico, Netherlands, Philippines, Singapore and Sweden.
Material Fund Changes
There have been no material changes to the Fund since April 1, 2025.
Where Can I Find More Information?
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.tweedyfunds.com/mutual-funds/value-fund-overview/. You can also request this information by calling 1-800-432-4789.
Important Notice to Shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-432-4789 and we will begin sending you separate copies of these materials within 30 days after receiving your request. For additional information, please visit www.tweedyfunds.com/mutual-funds/value-fund-overview/.
TWEBX0925
TWEEDY, BROWNE FUND INC.

WORLDWIDE HIGH DIVIDEND YIELD
VALUE FUND (TBHDX)
SEMI-ANNUAL SHAREHOLDER REPORT | September 30, 2025
This Semi-Annual shareholder report contains important information about the Tweedy, Browne Worldwide High Dividend Yield Value Fund (“Fund”) for the period of April 1, 2025 to September 30, 2025 as well as certain changes to the Fund. You can find additional information about the Fund at www.tweedyfunds.com/mutual-funds/worldwide-high-dividend-yield-value-fund-overview/. You can also request this information by contacting us at 1-800-432-4789.
What Were the Fund Expenses for the Last Six Months?
(Based on a hypothetical $10,000 investment)
Fund (Class)	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A PERCENTAGE OF A $10,000 INVESTMENT
WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND (TBHDX)	$76	1.44%
MANAGEMENTS’ DISCUSSION OF FUND PERFORMANCE
Market Overview
Global equity markets continued their strong advance during the six months ended September 30, 2025, supported by moderating inflation data, renewed confidence in corporate earnings, rising expectations for monetary easing, and continued excitement about the prospects for artificial intelligence. US equities again led the rally, powered by a narrow group of mega-cap technology stocks, while European and Asian markets also delivered solid gains. Value-oriented global equities participated but lagged more growth-oriented sectors as investors remained captivated by themes tied to artificial intelligence and long-term growth.
In this continued “risk on” market environment, the Tweedy, Browne Worldwide High Dividend Yield Value Fund (the “Fund”) made considerable financial progress, producing a return of 10.86% during the six months ending September 30, but trailed its primary benchmark index, the MSCI World Index, which finished the semi-annual period up 19.58%. However, for the calendar year ending September 30, the Fund produced a benchmark-beating return of 18.86% versus 17.43% for the MSCI World Index.
What Impacted Performance During the Period?
On an absolute return basis, the Fund’s industrials, financials, and consumer discretionary holdings contributed most to performance. Industrial and financial stocks benefited from strong results in banking, insurance, aerospace & defense, and industrial conglomerates, while consumer-related holdings advanced on steady demand and attractive dividend yields. Consumer staples and health care detracted, with weakness in select food & beverage and pharmaceutical companies weighing on results.
At the country level, Hong Kong, Japan, and South Korea were the strongest contributors, reflecting solid results among Asian industrial, financial, and technology holdings. Switzerland, the Netherlands, and Finland detracted, largely due to underperformance in consumer, materials, and health care positions. Across market capitalization groups, mid- and large-cap holdings contributed the most to returns, while smaller-cap companies added modestly. As the Fund does not hedge its foreign currency exposure, the appreciation of several major currencies, including the euro, pound, and Swiss franc, relative to the US dollar, enhanced results during the period.
Top Equity Performance Contributors
Rubis, Megacable Holdings, BAE Systems, Jardine Matheson Holdings, Safran, DB Insurance, Hang Lung, Subaru, DBS Group Holdings, and US Bancorp.
Top Equity Performance Detractors
Nestlé, Teleperformance, Roche, Diageo, FMC, SThree, Heineken Holding, Arkema, Kemira, and Zurich Insurance Group.
How Has the Fund Historically Performed?
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 years of the Fund. It assumes a $10,000 initial investment at the beginning of the first year in an appropriate, broad-based securities market index for the same period.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	6 MONTH	1 YEAR	5 YEARS	10 YEARS
WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND (TBHDX)	10.86%	8.50%	8.74%	6.44%
MSCI World Index (in U.S.$)	19.58%	17.25%	14.41%	12.43%
MSCI World High Dividend Yield Index (in U.S.$)	7.16%	7.60%	10.63%	8.60%
The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedyfunds.com/mutual-funds/worldwide-high-dividend-yield-value-fund-overview/ to obtain performance data that is current to the most recent month end.
Key Fund Statistics
Fund net assets	$63,970,570
Total number of portfolio holdings	52
Total advisory fee paid	$343,328
Portfolio turnover rate as of the end of the reporting period	10%
What Did the Fund Invest In?
(as of September 30, 2025)
TOP TEN HOLDINGS 1
Nestlé SA	4.1%
Safran SA	3.6%
Rubis SCA	3.4%
Roche Holding AG	3.4%
Kemira Oyj	3.3%
Novartis AG	3.2%
Megacable Holdings SAB de CV	2.7%
Diageo plc	2.6%
DHL Group	2.5%
United Overseas Bank, Ltd.	2.3%
SECTOR ALLOCATION
COUNTRY ALLOCATION
1 Excludes short-term investments.
2  Amount represents less than 0.1% of net assets.
3 Includes cash and money market funds.
4 Other Countries each less than 3% includes Belgium, China and Sweden.
Material Fund Changes
There have been no material changes to the Fund since April 1, 2025.
Where Can I Find More Information?
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.tweedyfunds.com/mutual-funds/worldwide-high-dividend-yield-value-fund-overview/. You can also request this information by calling 1-800-432-4789.
Important Notice to Shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-432-4789 and we will begin sending you separate copies of these materials within 30 days after receiving your request. For additional information, please visit www.tweedyfunds.com/mutual-funds/worldwide-high-dividend-yield-value-fund-overview/.
TBHDX0925
TWEEDY, BROWNE FUND INC.

(a)	The registrant has not yet relied upon Rule 30e-3 of the Act.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)

Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of Regulation S-X [17 CFR 210.12-12], is included in the financial statements filed under Item 7 of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

The semi-annual Financial Statements and Financial Highlights are attached herewith.

Tweedy, Browne Fund INC.

Semi-Annual Report

TWEEDY, BROWNE INTERNATIONAL VALUE FUND (TBGVX)
TWEEDY, BROWNE INTERNATIONAL VALUE FUND II – CURRENCY UNHEDGED (TBCUX)
TWEEDY, BROWNE VALUE FUND (TWEBX)
TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND (TBHDX)

September 30, 2025

Tweedy, Browne Fund INC.

INVESTMENT TEAM

Tweedy, Browne Fund INC.

Tweedy, Browne International Value Fund

Portfolio of Investments

September 30, 2025 (Unaudited)

Shares		Value*

COMMON STOCKS—95.4%

	Belgium—1.6%
3,551,800	Azelis Group NV	$48,374,004
926,488	Fagron NV	21,642,055

		70,016,059

	Canada—4.8%
251,390	Lassonde Industries, Inc., Class A(a)	38,283,044
1,124,700	National Bank of Canada	119,494,323
1,926,024	Winpak, Ltd.	56,449,086

		214,226,453

	China—2.2%
8,383,895	Haitian International Holdings, Ltd.	23,086,828
6,463,000	Shanghai Mechanical and Electrical Industry Co., Ltd., Class B	8,661,525
15,974,780	Uni-President China Holdings, Ltd.	16,885,491
2,768,830	Wuliangye Yibin Co., Ltd., Class A	47,343,853

		95,977,697

	Czech Republic—0.1%
2,800	Philip Morris CR a.s	2,434,183

	Finland—1.5%
2,919,753	Kemira Oyj	65,605,676

	France—11.7%
480,339	Alten SA	39,752,982
656,951	Arkema SA	41,689,678
2,392,742	Rubis SCA	89,781,140
473,440	Safran SA	168,145,154
133,755	Sodexo SA	8,445,998
149,932	Sopra Steria Group	28,639,837
2,305,447	TotalEnergies SE	140,535,254

		516,990,043

	Germany—6.5%
347,019	Brenntag SE	20,811,113
2,644,654	DHL Group	118,278,198
1,084,451	Fresenius SE & Co., KGaA	60,654,147
42,354	KSB SE & Co., KGaA	44,638,042
18,683	Rheinmetall AG	43,738,100

		288,119,600

	Hong Kong—2.8%
7,965,154	Hang Lung Group, Ltd.	15,020,311
7,667,170	Prudential plc	107,445,992
1,601,000	TAI Cheung Holdings, Ltd.	659,958

		123,126,261

	Italy—2.7%
1,986,401	SOL SpA	118,334,874

	Japan—9.7%
1,218,825	ADEKA Corp.	27,188,457
1,046,175	Fuso Chemical Co., Ltd.	34,656,357

Shares		Value*

	Japan (continued)
481,855	Hosokawa Micron Corp.	$18,956,339
2,751,105	Kanadevia Corp.	19,042,450
1,958,145	Koito Manufacturing Co., Ltd.	29,671,362
3,363,180	Kuraray Co., Ltd.	38,710,174
1,567,485	Mitsubishi Gas Chemical Co., Inc.	28,004,718
1,586,635	Nakanishi, Inc.	22,016,357
902,365	Nifco, Inc.	27,251,911
164,400	Nippon Kanzai Holdings Co., Ltd.	3,107,511
1,357,200	Nippon Sanso Holdings Corp.	48,131,321
820,800	Niterra Co., Ltd.	31,704,664
104,825	Okamoto Industries, Inc.	3,596,294
5,545	Santec Holdings Corp.	296,616
270,565	Shoei Co., Ltd.	3,218,650
2,450,385	Subaru Corp.	50,004,774
657,770	Taikisha, Ltd.	12,705,740
1,317,955	Takara Holdings, Inc.	15,578,194
588,565	Transcosmos, Inc.	14,696,364
164,305	YAMABIKO Corp.	2,825,919

		431,364,172

	Mexico—2.4%
916,954	Coca-Cola FEMSA SAB de CV, Sponsored ADR	76,198,877
9,067,593	Megacable Holdings SAB de CV	29,439,691

		105,638,568

	Netherlands—3.8%
1,170,235	Aalberts NV	38,613,389
1,917,912	Heineken Holding NV	131,796,394

		170,409,783

	Philippines—0.1%
22,609,020	Alliance Global Group, Inc.	2,954,400

	Singapore—4.2%
1,083,249	DBS Group Holdings, Ltd.	42,984,271
5,323,381	United Overseas Bank, Ltd.	143,044,979

		186,029,250

	South Korea—5.3%
132,322	Binggrae Co., Ltd.	7,082,040
219,167	DB Insurance Co., Ltd.	21,659,822
258,952	Dentium Co., Ltd.	10,380,134
1,017,582	Hana Financial Group, Inc.	63,268,112
998,776	LG Corp.	51,302,920
326,749	LX Holdings Corp.	1,801,188
1,311,490	Samsung Electronics Co., Ltd.	78,624,255

		234,118,471

	Sweden—2.8%
334,776	Autoliv, Inc.	41,344,836
2,266,594	Trelleborg AB, Class B	84,827,747

		126,172,583

	Switzerland—14.3%
142,761	Coltene Holding AG, Registered	8,039,504
1,559,589	Nestlé SA, Registered	143,297,241
1,200,966	Novartis AG, Registered	154,495,908
63,203	Phoenix Mecano AG, Registered(a)	35,291,609

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund

Portfolio of Investments

September 30, 2025 (Unaudited)

Shares		Value*

	Switzerland (continued)
482,951	Roche Holding AG	$160,895,593
377,500	TX Group AG	95,692,127
137,046	Vetropack Holding AG, Registered	4,078,057
46,738	Zurich Insurance Group AG	33,424,340

		635,214,379

	United Kingdom—15.3%
2,872,758	BAE Systems plc	80,047,600
473,985	Berkeley Group Holdings plc	24,522,508
6,757,986	Breedon Group plc	32,679,796
9,789,735	CNH Industrial NV	106,218,625
1,665,825	Computacenter plc	60,410,966
4,130,268	CVS Group plc(a)	69,539,446
4,226,159	Diageo plc	101,223,712
2,704,933	Grafton Group plc	33,314,512
1,640,676	Howden Joinery Group plc	18,684,513
5,273,360	Inchcape plc	49,181,606
23,996,321	Johnson Service Group plc(a)	48,600,359
12,591,767	Pets at Home Group plc	34,803,534
2,004,144	SThree plc	4,394,979
16,292,379	Vertu Motors plc(a)	13,269,837

		676,891,993

	United States—3.6%
21,479	Alphabet, Inc., Class A	5,221,545
2,350,482	Ionis Pharmaceuticals, Inc.(b)	153,768,532

		158,990,077

TOTAL COMMON STOCKS (Cost $2,427,105,914)		4,222,614,522

PREFERRED STOCKS—0.9%

	Chile—0.8%
11,044,000	Embotelladora Andina SA, Class A (Cost $26,319,918)	37,555,883

Shares		Value*

	Croatia—0.1%
30,000	Adris Grupa DD (Cost $1,437,096)	$2,779,669

TOTAL PREFERRED STOCKS (Cost $27,757,014)		40,335,552

REGISTERED INVESTMENT COMPANY—3.5%
152,819,504	Dreyfus Treasury Securities Cash Management– Institutional Shares 3.98%(c) (Cost $152,819,504)	152,819,504

Face Value

U.S. TREASURY BILL—1.1%
$50,000,000	4.283%(d) due 10/09/2025 (Cost $49,953,045)	49,955,016

INVESTMENTS IN SECURITIES (Cost $2,657,635,477)	100.9%	4,465,724,594

UNREALIZED DEPRECIATION ON FORWARD CONTRACTS (Net)	(1.6)	(68,975,751)

OTHER ASSETS AND LIABILITIES (Net)	0.7	30,848,983

NET ASSETS	100.0%	$4,427,597,826

* See Note 2 in Notes to Financial Statements.
(a) “Affiliated company” as defined by the Investment Company Act of 1940. SeeNote4.
(b) Non-income producing security.
(c) Rate disclosed is the 7-day yield at September 30, 2025.
(d) Rate represents annualized yield at date of purchase.

Abbreviations:
ADR — American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund

Schedule of Forward Exchange Contracts

September 30, 2025 (Unaudited)

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 09/30/25*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO BUY(a)
3,800,000,000	Japanese Yen	BNY	10/2/25	$25,571,145	$25,736,196	$165,051

FORWARD EXCHANGE CONTRACTS TO SELL(a)
33,000,000	Canadian Dollar	NTC	12/18/25	$(23,652,523)	$(23,804,972)	$(152,449)
50,000,000	Canadian Dollar	SSB	1/6/26	(35,240,751)	(36,099,158)	(858,407)
39,000,000	Canadian Dollar	NTC	4/8/26	(27,720,422)	(28,260,203)	(539,781)
17,000,000	Canadian Dollar	BNY	6/26/26	(12,618,765)	(12,351,910)	266,855
65,000,000	Canadian Dollar	NTC	9/16/26	(47,638,243)	(47,361,025)	277,218
12,000,000,000	Chilean Peso	JPM	1/13/26	(11,930,801)	(12,476,768)	(545,967)
16,300,000,000	Chilean Peso	SSB	4/8/26	(16,917,488)	(16,934,874)	(17,386)
4,700,000,000	Chilean Peso	SSB	6/26/26	(4,975,651)	(4,877,265)	98,386
240,000,000	Chinese Yuan	SSB	5/15/26	(34,098,174)	(34,141,148)	(42,974)
280,000,000	Chinese Yuan	JPM	6/12/26	(40,012,575)	(39,888,238)	124,337
90,000,000	European Union Euro	SSB	12/12/25	(96,753,600)	(106,195,105)	(9,441,505)
75,000,000	European Union Euro	NTC	12/17/25	(81,008,925)	(88,520,620)	(7,511,695)
65,000,000	European Union Euro	SSB	12/17/25	(70,176,600)	(76,717,871)	(6,541,271)
100,000,000	European Union Euro	SSB	4/29/26	(115,943,000)	(118,779,804)	(2,836,804)
120,000,000	European Union Euro	BNY	5/29/26	(139,218,000)	(142,716,216)	(3,498,216)
85,000,000	European Union Euro	NTC	6/12/26	(99,291,051)	(101,150,414)	(1,859,363)
85,000,000	European Union Euro	BNY	6/16/26	(99,246,000)	(101,167,501)	(1,921,501)
52,000,000	Great Britain Pound Sterling	JPM	10/10/25	(67,978,041)	(70,008,992)	(2,030,951)
75,000,000	Great Britain Pound Sterling	NTC	12/18/25	(100,878,750)	(100,977,096)	(98,346)
40,000,000	Great Britain Pound Sterling	NTC	8/20/26	(53,980,400)	(53,754,554)	225,846
76,000,000	Great Britain Pound Sterling	NTC	9/1/26	(102,003,401)	(102,122,576)	(119,175)
20,000,000	Hong Kong Dollar	SSB	5/15/26	(2,601,083)	(2,581,396)	19,687
315,000,000	Hong Kong Dollar	NTC	5/20/26	(40,955,365)	(40,660,395)	294,970
3,800,000,000	Japanese Yen	BNY	10/2/25	(27,462,600)	(25,736,196)	1,726,404
4,000,000,000	Japanese Yen	NTC	12/18/25	(27,109,639)	(27,305,796)	(196,157)
3,500,000,000	Japanese Yen	SSB	12/22/25	(23,893,558)	(23,903,165)	(9,607)
2,200,000,000	Japanese Yen	JPM	1/13/26	(14,574,043)	(15,056,159)	(482,116)
5,800,000,000	Japanese Yen	SSB	2/19/26	(39,773,701)	(39,816,396)	(42,695)
770,000,000	Japanese Yen	SSB	4/7/26	(5,318,208)	(5,306,509)	11,699
2,000,000,000	Japanese Yen	BNY	5/29/26	(14,460,793)	(13,837,181)	623,612
2,100,000,000	Japanese Yen	BNY	6/26/26	(15,069,968)	(14,559,778)	510,190
2,700,000,000	Japanese Yen	SSB	7/6/26	(19,387,944)	(18,733,870)	654,074
2,150,000,000	Japanese Yen	BNY	7/22/26	(15,053,914)	(14,935,781)	118,133
7,800,000,000	Japanese Yen	JPM	8/27/26	(54,628,922)	(54,333,711)	295,211
2,700,000,000	Japanese Yen	JPM	9/3/26	(18,952,683)	(18,817,823)	134,860
7,000,000,000	Japanese Yen	JPM	9/16/26	(49,126,254)	(48,835,168)	291,086
400,000,000	Mexican Peso	BNY	4/15/26	(18,755,128)	(21,355,987)	(2,600,859)
265,000,000	Mexican Peso	NTC	4/29/26	(12,886,347)	(14,127,496)	(1,241,149)
260,000,000	Mexican Peso	BNY	5/29/26	(12,894,267)	(13,817,316)	(923,049)
115,000,000	Mexican Peso	JPM	6/15/26	(5,748,039)	(6,100,625)	(352,586)
37,800,000	Philippine Peso	JPM	11/26/25	(637,867)	(648,385)	(10,518)
92,000,000	Philippine Peso	SSB	4/8/26	(1,598,055)	(1,572,578)	25,477
67,000,000	Philippine Peso	SSB	6/26/26	(1,160,173)	(1,142,801)	17,372
75,000,000	Singapore Dollar	SSB	11/24/25	(56,749,738)	(58,420,451)	(1,670,713)
6,000,000	Singapore Dollar	NTC	5/20/26	(4,690,798)	(4,728,917)	(38,119)
75,000,000	Singapore Dollar	SSB	7/9/26	(60,338,378)	(59,291,824)	1,046,554
72,000,000	Singapore Dollar	JPM	7/22/26	(57,576,969)	(56,965,343)	611,626
36,000,000,000	South Korean Won	JPM	12/12/25	(25,883,453)	(25,751,400)	132,053
40,000,000,000	South Korean Won	JPM	3/11/26	(27,901,202)	(28,740,106)	(838,904)
69,000,000,000	South Korean Won	SSB	4/7/26	(47,830,306)	(49,638,696)	(1,808,390)
60,000,000,000	South Korean Won	JPM	5/29/26	(44,692,737)	(43,257,818)	1,434,919
27,500,000,000	South Korean Won	SSB	6/26/26	(20,479,595)	(19,849,710)	629,885
97,120,000	Swedish Krona	NTC	4/15/26	(10,080,231)	(10,440,512)	(360,281)
500,000,000	Swedish Krona	SSB	5/15/26	(53,060,531)	(53,818,625)	(758,094)
120,000,000	Swiss Franc	SSB	12/22/25	(140,581,068)	(152,320,916)	(11,739,848)
85,000,000	Swiss Franc	JPM	1/7/26	(98,330,692)	(108,092,999)	(9,762,307)

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund

Schedule of Forward Exchange Contracts

September 30, 2025 (Unaudited)

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 09/30/25*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO SELL(a) (continued)
40,000,000	Swiss Franc	JPM	2/6/26	$(45,949,732)	$(51,023,604)	$(5,073,872)
25,000,000	Swiss Franc	SSB	4/7/26	(29,565,400)	(32,085,837)	(2,520,437)
11,800,000	Swiss Franc	NTC	5/29/26	(14,956,398)	(15,222,162)	(265,764)

TOTAL				$(2,441,998,940)	$(2,511,139,742)	$(69,140,802)

Unrealized Depreciation on Forward Contracts (Net)						$(68,975,751)

*	See Note 2 in Notes to Financial Statements.
(a)	Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:

BNY — The Bank of New York Mellon

JPM — JPMorgan Chase Bank NA

NTC — Northern Trust Company

SSB — State Street Bank and Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund II - Currency Unhedged

Portfolio of Investments

September 30, 2025 (Unaudited)

Shares		Value*

COMMON STOCKS—93.1%

	Belgium—2.4%
198,422	Azelis Group NV	$2,702,423
79,510	Fagron NV.	1,857,293

		4,559,716

	Canada—5.3%
175,000	E-L Financial Corp., Ltd	2,035,001
21,490	Lassonde Industries, Inc., Class A	3,272,615
154,890	Winpak, Ltd	4,539,610

		9,847,226

	China—2.2%
515,680	Haitian International Holdings, Ltd	1,420,034
357,122	Shanghai Mechanical and Electrical Industry Co., Ltd., Class B	478,604
131,955	Wuliangye Yibin Co., Ltd., Class A	2,256,281

		4,154,919

	Finland—3.4%
287,855	Kemira Oyj	6,467,986

	France—13.1%
23,595	Alten SA	1,952,728
26,270	Arkema SA	1,667,077
123,575	Rubis SCA.	4,636,816
18,979	Safran SA	6,740,509
30,250	Sodexo SA	1,910,145
7,040	Sopra Steria Group	1,344,773
34,195	Teleperformance SE.	2,556,208
60,820	TotalEnergies SE	3,707,461

		24,515,717

	Germany—4.4%
13,625	Brenntag SE	817,106
127,939	DHL Group	5,721,881
758	Rheinmetall AG	1,774,526

		8,313,513

	Hong Kong—2.3%
314,120	Prudential plc	4,402,007

	Italy—0.9%
28,467	SOL SpA	1,695,850

	Japan—15.1%
103,690	ADEKA Corp	2,313,024
12,000	Fukuda Denshi Co., Ltd	546,657
50,620	Fuso Chemical Co., Ltd	1,676,875
111,630	Inaba Denki Sangyo Co., Ltd	3,174,932
199,525	Kanadevia Corp	1,381,061
89,190	Koito Manufacturing Co., Ltd	1,351,478
155,825	Kuraray Co., Ltd	1,793,545
108,510	Mitsubishi Gas Chemical Co., Inc	1,938,642
71,300	Nakanishi, Inc	989,368
48,080	Nifco, Inc	1,452,042
59,015	Nippon Sanso Holdings Corp	2,092,890
24,910	Okamoto Industries, Inc	854,602
12,555	Santec Holdings Corp	671,598

Shares		Value*

	Japan (continued)
142,920	Subaru Corp	$2,916,555
88,120	Taikisha, Ltd	1,702,160
117,505	Takara Holdings, Inc	1,388,906
80,335	Transcosmos, Inc	2,005,951

		28,250,286

	Mexico—2.6%
15,652	Coca-Cola FEMSA SAB de CV, Sponsored ADR	1,300,681
1,079,344	Megacable Holdings SAB de CV	3,504,299

		4,804,980

	Netherlands—2.5%
53,075	Aalberts NV	1,751,277
41,905	Heineken Holding NV	2,879,657

		4,630,934

	Philippines—0.5%
6,997,100	Alliance Global Group, Inc	914,336

	Singapore—2.8%
194,715	United Overseas Bank, Ltd	5,232,202

	South Korea—6.3%
15,005	DB Insurance Co., Ltd	1,482,913
11,120	Dentium Co., Ltd	445,747
43,735	Hana Financial Group, Inc	2,719,222
66,311	LG Corp	3,406,117
62,540	Samsung Electronics Co., Ltd	3,749,293

		11,803,292

	Sweden—2.5%
16,000	Autoliv, Inc	1,976,000
73,983	Trelleborg AB, Class B	2,768,829

		4,744,829

	Switzerland—7.2%
51,845	Nestlé SA, Registered	4,763,592
32,551	Novartis AG, Registered	4,187,459
13,870	Roche Holding AG	4,620,804

		13,571,855

	United Kingdom—17.3%
117,712	BAE Systems plc	3,279,971
57,730	Berkeley Group Holdings plc	2,986,770
371,955	Breedon Group plc	1,798,674
280,000	CNH Industrial NV	3,038,000
71,505	Computacenter plc	2,593,121
201,529	CVS Group plc.	3,393,052
124,793	Diageo plc	2,989,005
229,117	Grafton Group plc	2,821,852
281,060	Inchcape plc	2,621,286
1,504,280	Johnson Service Group plc	3,046,657
587,870	Pets at Home Group plc	1,624,868
2,741,248	Vertu Motors plc	2,232,695

		32,425,951

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund II - Currency Unhedged

Portfolio of Investments

September 30, 2025 (Unaudited)

Shares		Value*

	United States—2.3%
60,342	Ionis Pharmaceuticals, Inc.(a)	$3,947,574
2,076	Johnson & Johnson	384,932

		4,332,506

TOTAL COMMON STOCKS
(Cost $129,220,166)		174,668,105

PREFERRED STOCKS—1.3%

	Chile—0.9%
502,909	Embotelladora Andina SA, Class A (Cost $1,426,482)	1,710,177

	Germany—0.4%
648	KSB AG (Cost $341,191)	650,668

TOTAL PREFERRED STOCKS
(Cost $1,767,673)		2,360,845

Shares			Value*

REGISTERED INVESTMENT COMPANY—2.1%
3,929,250	Dreyfus Government Securities Cash Management– Institutional Shares 3.96%(b) (Cost $3,929,250)		$3,929,250

INVESTMENTS IN SECURITIES (Cost $134,917,089)		96.5%	180,958,200

OTHER ASSETS AND LIABILITIES (Net)		3.5	6,599,519

NET ASSETS		100.0%	$187,557,719

*	See Note 2 in Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Rate disclosed is the 7-day yield at September 30, 2025.

Abbreviations:

ADR — American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Portfolio of Investments

September 30, 2025 (Unaudited)

Shares		Value*

COMMON STOCKS—95.8%

	Belgium—1.8%
468,965	Azelis Group NV	$6,387,103
66,181	Fagron NV.	1,545,938

		7,933,041

	Canada—1.8%
18,010	Lassonde Industries, Inc., Class A	2,742,661
180,543	Winpak, Ltd.	5,291,465

		8,034,126

	China—3.0%
231,680	Baidu, Inc., Class A(a)	3,831,464
1,006,590	Haitian International Holdings, Ltd.	2,771,859
345,561	Shanghai Mechanical and Electrical Industry Co., Ltd., Class B	463,111
2,349,905	Uni-President China Holdings, Ltd.	2,483,871
215,487	Wuliangye Yibin Co., Ltd., Class A	3,684,583

		13,234,888

	Finland—1.4%
276,019	Kemira Oyj	6,202,036

	France—14.1%
73,222	Alten SA	6,059,872
61,785	Arkema SA	3,920,835
299,826	Rubis SCA	11,250,156
45,032	Safran SA	15,993,394
40,076	Sodexo SA	2,530,611
12,410	Sopra Steria Group	2,370,544
78,235	Teleperformance SE	5,848,367
236,380	TotalEnergies SE	14,409,233

		62,383,012

	Germany—4.5%
32,765	Brenntag SE	1,964,953
190,881	DHL Group	8,536,868
94,730	Fresenius SE & Co., KGaA	5,298,319
1,783	Rheinmetall AG	4,174,117

		19,974,257

	Hong Kong—2.2%
692,967	Prudential plc	9,711,083

	Japan—9.2%
110,975	ADEKA Corp.	2,475,531
94,205	Fuso Chemical Co., Ltd.	3,120,704
37,260	Hosokawa Micron Corp.	1,465,821
36,595	Inaba Denki Sangyo Co., Ltd.	1,040,819
352,585	Kanadevia Corp.	2,440,504
160,830	Koito Manufacturing Co., Ltd.	2,437,023
148,315	Mitsubishi Gas Chemical Co., Inc.	2,649,799
166,240	Nakanishi, Inc.	2,306,768
86,160	Nifco, Inc.	2,602,079
139,680	Nippon Sanso Holdings Corp.	4,953,568

Shares		Value*

	Japan (continued)
28,005	Okamoto Industries, Inc.	$960,784
80,005	Shoei Co., Ltd.	951,742
250,250	Subaru Corp.	5,106,828
77,040	Taikisha, Ltd.	1,488,134
225,715	Takara Holdings, Inc.	2,667,945
87,100	Transcosmos, Inc.	2,174,872
99,120	YAMABIKO Corp.	1,704,788

		40,547,709

	Mexico—1.0%
54,420	Coca-Cola FEMSA SAB de CV, Sponsored ADR	4,522,302

	Netherlands—2.5%
113,350	Aalberts NV	3,740,127
107,573	Heineken Holding NV	7,392,275

		11,132,402

	Philippines—0.2%
6,542,900	Alliance Global Group, Inc.	854,984

	Singapore—2.3%
371,712	United Overseas Bank, Ltd.	9,988,302

	South Korea—4.2%
16,075	DB Insurance Co., Ltd.	1,588,659
27,774	Dentium Co., Ltd.	1,113,325
95,475	Hana Financial Group, Inc.	5,936,154
70,858	LG Corp.	3,639,677
105,905	Samsung Electronics Co., Ltd.	6,349,040

		18,626,855

	Sweden—1.7%
26,854	Autoliv, Inc.	3,316,469
111,490	Trelleborg AB, Class B	4,172,536

		7,489,005

	Switzerland—7.2%
111,780	Nestlé SA, ADR	10,258,051
50,749	Novartis AG, Registered	6,528,505
44,523	Roche Holding AG	14,832,880

		31,619,436

	United Kingdom—12.5%
277,290	BAE Systems plc	7,726,512
44,185	Berkeley Group Holdings plc	2,285,994
881,088	Breedon Group plc	4,260,704
650,620	CNH Industrial NV	7,059,227
150,005	Computacenter plc	5,439,915
350,760	CVS Group plc.	5,905,587
60,640	Diageo plc, Sponsored ADR	5,786,875
223,196	Grafton Group plc	2,748,928
252,750	Howden Joinery Group plc	2,878,393
282,425	Inchcape plc	2,634,016

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Portfolio of Investments

September 30, 2025 (Unaudited)

Shares		Value*

	United Kingdom (continued)
2,261,788	Johnson Service Group plc	$4,580,857
1,396,111	Pets at Home Group plc	3,858,839

		55,165,847

	United States—26.2%
33,149	Alphabet, Inc., Class A	8,058,523
48,220	Atmus Filtration Technologies, Inc.	2,174,240
1,330	AutoZone, Inc.(a)	5,706,019
76,760	Bank of America Corp.	3,960,048
14	Berkshire Hathaway, Inc., Class A(a)	10,558,800
15,000	Berkshire Hathaway, Inc., Class B(a)	7,541,100
107,535	Enterprise Products Partners LP	3,362,619
372,000	Envista Holdings Corp.(a)	7,577,640
35,160	FedEx Corp.	8,291,080
190,425	Ionis Pharmaceuticals, Inc.(a)	12,457,604
50,481	Johnson & Johnson	9,360,187
150,612	Sealed Air Corp.	5,324,134
110,450	Truist Financial Corp.	5,049,774
122,928	U-Haul Holding Co.	6,257,035
14,241	Vertex Pharmaceuticals, Inc.(a)	5,577,345
172,030	Wells Fargo & Co.	14,419,555

		115,675,703

TOTAL COMMON STOCKS (Cost $267,384,587)		423,094,988

PREFERRED STOCK—0.4%

	Chile—0.4%
492,000	Embotelladora Andina SA, Class A (Cost $918,376)	1,673,080

Shares			Value*

REGISTERED INVESTMENT COMPANY—3.8%
16,899,717	Dreyfus Government Securities Cash Management– Institutional Shares 3.96%(b) (Cost $16,899,717)		$16,899,717

Face Value

U.S. TREASURY BILL—0.9%
$4,000,000	3.941%(c) due 11/28/2025 (Cost $3,974,053)		3,974,319

INVESTMENTS IN SECURITIES (Cost $289,176,733)		100.9%	445,642,104

UNREALIZED DEPRECIATION ON FORWARD CONTRACTS (Net)		(1.2)	(5,402,588)

OTHER ASSETS AND LIABILITIES (Net)		0.3	1,268,707

NET ASSETS		100.0%	$441,508,223

*	See Note 2 in Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Rate disclosed is the 7-day yield at September 30, 2025. (c) Rate represents annualized yield at date of purchase.

Abbreviations:

ADR — American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Schedule of Forward Exchange Contracts

September 30, 2025 (Unaudited)

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 09/30/25*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO BUY(a)
190,000,000	Japanese Yen	BNY	10/2/25	$1,278,557	$1,286,810	$8,253

FORWARD EXCHANGE CONTRACTS TO SELL(a)
2,600,000	Canadian Dollar	SSB	1/16/26	$(1,828,654)	$(1,877,909)	$(49,255)
450,000	Canadian Dollar	BNY	6/26/26	(334,026)	(326,962)	7,064
550,000	Canadian Dollar	SSB	9/15/26	(403,241)	(400,733)	2,508
435,000,000	Chilean Peso	SSB	6/26/26	(460,512)	(451,406)	9,106
1,005,000,000	Chilean Peso	SSB	8/25/26	(1,039,931)	(1,041,965)	(2,034)
34,500,000	Chinese Yuan	JPM	3/6/26	(4,857,126)	(4,889,578)	(32,452)
20,000,000	Chinese Yuan	SSB	5/15/26	(2,841,515)	(2,845,096)	(3,581)
10,500,000	Chinese Yuan	JPM	5/29/26	(1,499,071)	(1,494,741)	4,330
3,500,000	European Union Euro	NTC	11/6/25	(3,848,404)	(4,121,797)	(273,393)
14,200,000	European Union Euro	SSB	2/19/26	(14,965,763)	(16,813,561)	(1,847,798)
16,000,000	European Union Euro	BNY	5/29/26	(18,562,400)	(19,028,829)	(466,429)
12,500,000	European Union Euro	BNY	6/5/26	(14,456,000)	(14,870,665)	(414,665)
6,400,000	Great Britain Pound Sterling	SSB	1/30/26	(7,880,768)	(8,614,764)	(733,996)
4,000,000	Great Britain Pound Sterling	SSB	4/30/26	(5,309,916)	(5,380,903)	(70,987)
3,300,000	Great Britain Pound Sterling	BNY	5/29/26	(4,438,078)	(4,438,080)	(2)
3,100,000	Great Britain Pound Sterling	JPM	8/3/26	(4,200,496)	(4,166,618)	33,878
3,000,000	Great Britain Pound Sterling	NTC	8/20/26	(4,048,530)	(4,031,592)	16,938
6,500,000	Hong Kong Dollar	SSB	12/12/25	(839,116)	(836,742)	2,374
5,200,000	Hong Kong Dollar	SSB	2/20/26	(671,267)	(670,161)	1,106
9,200,000	Hong Kong Dollar	SSB	4/9/26	(1,189,023)	(1,186,725)	2,298
2,700,000	Hong Kong Dollar	JPM	5/29/26	(349,517)	(348,570)	947
190,000,000	Japanese Yen	BNY	10/2/25	(1,373,130)	(1,286,810)	86,320
290,000,000	Japanese Yen	NTC	12/18/25	(1,965,449)	(1,979,670)	(14,221)
105,000,000	Japanese Yen	JPM	1/13/26	(695,579)	(718,589)	(23,010)
470,000,000	Japanese Yen	SSB	2/19/26	(3,223,041)	(3,226,501)	(3,460)
300,000,000	Japanese Yen	JPM	3/30/26	(2,091,124)	(2,066,230)	24,894
485,000,000	Japanese Yen	SSB	4/7/26	(3,349,780)	(3,342,412)	7,368
140,000,000	Japanese Yen	SSB	4/30/26	(1,018,217)	(966,489)	51,728
145,000,000	Japanese Yen	BNY	5/29/26	(1,048,408)	(1,003,196)	45,212
515,000,000	Japanese Yen	JPM	6/5/26	(3,692,023)	(3,564,956)	127,067
140,000,000	Japanese Yen	BNY	6/26/26	(1,004,665)	(970,652)	34,013
415,000,000	Japanese Yen	SSB	7/6/26	(2,979,999)	(2,879,465)	100,534
150,000,000	Japanese Yen	BNY	7/22/26	(1,050,272)	(1,042,031)	8,241
505,000,000	Japanese Yen	JPM	9/3/26	(3,544,854)	(3,519,630)	25,224
155,000,000	Japanese Yen	SSB	9/15/26	(1,086,686)	(1,081,268)	5,418
8,200,000	Mexican Peso	SSB	4/7/26	(384,703)	(438,167)	(53,464)
24,000,000	Mexican Peso	JPM	6/15/26	(1,199,591)	(1,273,174)	(73,583)
12,500,000	Mexican Peso	BNY	7/22/26	(641,289)	(660,552)	(19,263)
11,800,000	Philippine Peso	JPM	11/26/25	(199,123)	(202,406)	(3,283)
25,900,000	Philippine Peso	SSB	4/8/26	(449,887)	(442,715)	7,172
19,500,000	Philippine Peso	SSB	6/26/26	(337,662)	(332,606)	5,056
1,900,000	Singapore Dollar	SSB	11/24/25	(1,437,660)	(1,479,985)	(42,325)
10,000,000	Singapore Dollar	SSB	1/30/26	(7,490,356)	(7,825,508)	(335,152)
4,500,000,000	South Korean Won	JPM	3/11/26	(3,138,885)	(3,233,262)	(94,377)
6,600,000,000	South Korean Won	JPM	3/30/26	(4,579,517)	(4,746,467)	(166,950)
1,000,000,000	South Korean Won	SSB	4/7/26	(693,192)	(719,401)	(26,209)
1,390,000,000	South Korean Won	JPM	5/20/26	(1,000,144)	(1,001,763)	(1,619)
3,400,000,000	South Korean Won	JPM	6/15/26	(2,564,006)	(2,453,018)	110,988
2,100,000,000	South Korean Won	SSB	8/25/26	(1,537,335)	(1,519,608)	17,727
25,000,000	Swedish Krona	NTC	4/15/26	(2,594,788)	(2,687,529)	(92,741)
3,700,000	Swedish Krona	BNY	6/26/26	(393,784)	(398,965)	(5,181)
1,000,000	Swiss Franc	SSB	12/22/25	(1,171,509)	(1,269,341)	(97,832)
8,800,000	Swiss Franc	JPM	1/7/26	(10,180,119)	(11,190,805)	(1,010,686)
1,600,000	Swiss Franc	SSB	4/7/26	(1,892,186)	(2,053,494)	(161,308)
1,500,000	Swiss Franc	BNY	6/15/26	(1,909,174)	(1,938,270)	(29,096)

TOTAL				$(165,941,491)	$(171,352,332)	$(5,410,841)

Unrealized Depreciation on Forward Contracts (Net)						$(5,402,588)

*	See Note 2 in Notes to Financial Statements.
(a)	Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:

BNY — The Bank of New York Mellon
JPM — JPMorgan Chase Bank NA
NTC — Northern Trust Company
SSB — State Street Bank and Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Portfolio of Investments

September 30, 2025 (Unaudited)

Shares		Value*

COMMON STOCKS—88.5%

	Belgium—1.3%
7,175	KBC Group NV	$860,540

	China—2.9%
308,710	Haitian International Holdings, Ltd.	850,098
976,845	Uni-President China Holdings, Ltd.	1,032,534

		1,882,632

	Finland—3.3%
95,220	Kemira Oyj	2,139,555

	France—11.6%
8,826	Arkema SA	560,092
58,430	Rubis SCA	2,192,427
6,495	Safran SA	2,306,740
10,620	Sodexo SA	670,603
3,235	Sopra Steria Group	617,946
14,570	Teleperformance SE	1,089,163

		7,436,971

	Germany—3.7%
36,145	DHL Group	1,616,531
1,154	Muenchener Rueckversicherungs AG, Registered	737,396

		2,353,927

	Hong Kong—3.4%
407,000	Hang Lung Group, Ltd.	767,502
22,115	Jardine Matheson Holdings, Ltd.	1,395,615

		2,163,117

	Japan—11.0%
42,370	ADEKA Corp.	945,152
45,315	Inaba Denki Sangyo Co., Ltd.	1,288,830
49,105	Isuzu Motors, Ltd.	619,727
56,600	Kuraray Co., Ltd.	651,465
48,915	Mitsubishi Gas Chemical Co., Inc.	873,916
49,970	Shoei Co., Ltd.	594,445
64,635	Subaru Corp.	1,319,000
30,400	Transcosmos, Inc.	759,083

		7,051,618

	Mexico—3.6%
6,845	Coca-Cola FEMSA SAB de CV, Sponsored ADR	568,820
531,475	Megacable Holdings SAB de CV	1,725,536

		2,294,356

	Netherlands—3.9%
36,370	Aalberts NV	1,200,074
18,400	Heineken Holding NV	1,264,424

		2,464,498

	Singapore—4.1%
27,889	DBS Group Holdings, Ltd.	1,106,660
55,229	United Overseas Bank, Ltd.	1,484,063

		2,590,723

Shares		Value*

	South Korea—3.3%
11,110	DB Insurance Co., Ltd.	$1,097,978
13,365	LG Corp.	686,504
53,223	LX Holdings Corp.	293,389

		2,077,871

	Sweden—2.4%
3,000	Autoliv, Inc.	370,500
31,750	Trelleborg AB, Class B	1,188,250

		1,558,750

	Switzerland—12.9%
28,420	Nestlé SA, Registered	2,611,269
16,072	Novartis AG, Registered	2,067,551
6,570	Roche Holding AG	2,188,802
1,947	Zurich Insurance Group AG	1,392,383

		8,260,005

	United Kingdom—14.2%
40,276	BAE Systems plc	1,122,265
202,065	Breedon Group plc	977,132
53,710	CNH Industrial NV	582,753
32,215	Computacenter plc	1,168,274
68,020	Diageo plc	1,629,195
40,695	Grafton Group plc	501,208
133,180	Inchcape plc	1,242,094
352,685	Johnson Service Group plc	714,302
315,729	Pets at Home Group plc	872,672
120,610	SThree plc	264,491

		9,074,386

	United States—6.9%
11,200	Bank of America Corp.	577,808
900	Enterprise Products Partners LP	28,143
27,445	FMC Corp.	922,975
30,645	Truist Financial Corp.	1,401,090
30,030	U.S. Bancorp	1,451,350

		4,381,366

TOTAL COMMON STOCKS (Cost $42,109,178)			56,590,315

REGISTERED INVESTMENT COMPANY—10.6%
6,795,080	Dreyfus Government Securities Cash Management– Institutional Shares 3.96%(a) (Cost $6,795,080)		6,795,080

INVESTMENTS IN SECURITIES (Cost $48,904,258)		99.1%	63,385,395

OTHER ASSETS AND LIABILITIES (Net)		0.9	585,175

NET ASSETS		100.0%	$63,970,570

*	See Note 2 in Notes to Financial Statements.
(a)	Rate disclosed is the 7-day yield at September 30, 2025.

Abbreviations:

ADR — American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Fund INC.

Statements of Assets and Liabilities

September 30, 2025 (Unaudited)

	International Value Fund	International Value Fund II - Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
ASSETS
Investments in securities, at cost(a)	$2,657,635,477	$134,917,089	$289,176,733	$48,904,258

Investments in securities of unaffiliated issuers, at value	$4,260,740,299	$180,958,200	$445,642,104	$63,385,395
Investments in securities of affiliated issuers, at value	204,984,295	—	—	—
Cash	477,237	5,009,830	4,151	—
Cash segregated as collateral	692,284	—	149,628	—
Dividends and interest receivable	8,971,004	473,357	695,951	205,984
Recoverable foreign withholding taxes	28,015,810	1,435,483	1,121,920	509,267
Receivable for Fund shares sold	946,845	200	29,080	400
Unrealized appreciation on forward exchange contracts (Note 2)	9,735,505	—	745,764	—
Prepaid expense	184,260	9,268	16,458	32,957

Total Assets	$4,514,747,539	$187,886,338	$448,405,056	$64,134,003

LIABILITIES
Unrealized depreciation of forward exchange contracts (Note 2)	$78,711,256	$—	$6,148,352	$—
Payable for Fund shares redeemed	3,205,922	124,833	154,642	91,524
Investment advisory fee payable (Note 3)	2,841,397	120,532	281,562	41,046
Payable for investment securities purchased	547,861	—	136,863	—
Shareholder servicing and administration fees payable (Note 3)	310,842	9,930	31,070	4,410
Directors’ fees payable	83,964	3,849	7,250	1,514
Fund administration and accounting fees payable	294,516	12,247	28,496	4,227
Legal and audit fees payable	388,727	21,950	40,725	10,315
Accrued expenses and other payables	765,228	35,278	67,873	10,397

Total Liabilities	87,149,713	328,619	6,896,833	163,433

NET ASSETS	$4,427,597,826	$187,557,719	$441,508,223	$63,970,570

NET ASSETS consists of
Paid-in capital	2,079,599,055	128,394,322	265,910,932	45,481,866
Total distributable earnings	2,347,998,771	59,163,397	175,597,291	18,488,704

Total Net Assets	$4,427,597,826	$187,557,719	$441,508,223	$63,970,570

CAPITAL STOCK (common stock outstanding)	145,882,019	10,853,300	22,622,941	10,114,444

NET ASSET VALUE offering price per share	$30.35	$17.28	$19.52	$6.32

(a)

Includes investments in securities of affiliated issuers, at cost for International Value Fund, International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund of $152,783,879, $0, $0 and $0, respectively (Note 4).

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Fund INC.

Statements of Operations

For the Six Months Ended September 30, 2025 (Unaudited)

	International Value Fund	International Value Fund II - Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
INVESTMENT INCOME
Dividends(a)	$95,768,684	$3,667,988	$7,236,787	$1,613,552
Less foreign withholding taxes	(6,469,367)	(209,553)	(321,568)	(86,983)
Interest	1,096,182	—	85,804	—
Other	—	—	—	43,384

Total Investment Income	90,395,499	3,458,435	7,001,023	1,569,953

EXPENSES
Investment advisory fee (Note 3)	27,967,262	1,153,052	2,657,296	393,767
Transfer agent fees (Note 3)	1,142,478	37,466	82,198	21,526
Legal and audit fees	873,126	43,625	83,765	19,691
Fund administration and accounting fees (Note 3)	590,074	24,328	56,064	8,308
Custodian fees (Note 3)	451,604	22,958	33,155	8,321
Directors’ fees and expenses (Note 3)	431,590	17,275	41,041	6,040
Shareholder servicing and administration fees (Note 3)	207,457	8,475	19,358	2,861
Registration fees	46,527	18,383	19,642	23,223
Interest expense	—	775	—	—
Other	582,646	30,962	68,231	21,866

Total expenses before waivers	32,292,764	1,357,299	3,060,750	505,603

Investment advisory fees waived (Note 3)	—	(23,688)	—	(50,439)

Net Expenses	32,292,764	1,333,611	3,060,750	455,164

NET INVESTMENT INCOME	58,102,735	2,124,824	3,940,273	1,114,789

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities(a)(b)	423,955,913	7,854,734	12,537,384	2,884,574
Forward exchange contracts	(26,165,179)	—	(1,830,426)	—
Foreign currencies and net other assets	1,429,383	68,247	6,452	(969)

Net realized gain	399,220,117	7,922,981	10,713,410	2,883,605

Net unrealized appreciation (depreciation) of:
Securities(c)	86,101,233	12,756,807	27,831,760	2,457,090
Forward exchange contracts	(101,377,725)	—	(5,455,473)	—
Foreign currencies and net other assets	2,325,426	116,612	101,623	42,237

Net change in unrealized appreciation (depreciation)	(12,951,066)	12,873,419	22,477,910	2,499,327

NET REALIZED AND UNREALIZED GAIN (LOSS)	386,269,051	20,796,400	33,191,320	5,382,932

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$444,371,786	$22,921,224	$37,131,593	$6,497,721

(a)	Dividends and Net realized gain (loss) on securities from affiliated issuers for International Value Fund were $2,658,364 and $0, respectively (Note 4).
(b)

Net realized gain (loss) on securities includes realized gains of $78,142,516, $1,115,306, $7,679,898, and $421,277 for International Value Fund, International Value Fund II - Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively, for redemption-in- kind activity, which will not be recognized by the Funds for tax purposes (Note 6).

(c)	Net change in unrealized appreciation (depreciation) of securities from affiliated issuers for International Value Fund was $29,246,818 (Note 4).

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Fund INC.

Statements of Changes in Net Assets

	International Value Fund		International Value Fund II – Currency Unhedged
	Six Months Ended 9/30/2025 (Unaudited)	Year Ended 3/31/2025	Six Months Ended 9/30/2025 (Unaudited)	Year Ended 3/31/2025
INVESTMENT ACTIVITIES:
Net investment income	$58,102,735	$102,765,606	$2,124,824	$5,423,423
Net realized gain	399,220,117	1,109,289,855	7,922,981	60,812,500
Net change in unrealized appreciation (depreciation)	(12,951,066)	(996,912,008)	12,873,419	(64,378,666)

Net increase in net assets resulting from operations	444,371,786	215,143,453	22,921,224	1,857,257

DISTRIBUTIONS:
Distributions to shareholders	—	(458,511,784)	—	(35,566,360)

CAPITAL STOCK TRANSACTIONS:
Net decrease in net assets from Fund share transactions (Note 5)	(548,768,964)	(1,165,903,542)	(16,336,816)	(142,367,662)

Net increase (decrease) in net assets	(104,397,178)	(1,409,271,873)	6,584,408	(176,076,765)

NET ASSETS:
Beginning of period	4,531,995,004	5,941,266,877	180,973,311	357,050,076

End of period	$4,427,597,826	$4,531,995,004	$187,557,719	$180,973,311

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Fund INC.

Statements of Changes in Net Assets

	Value Fund		Worldwide High Dividend Yield Value Fund
	Six Months Ended 9/30/2025 (Unaudited)	Year Ended 3/31/2025	Six Months Ended 9/30/2025 (Unaudited)	Year Ended 3/31/2025
INVESTMENT ACTIVITIES:
Net investment income	$3,940,273	$6,459,489	$1,114,789	$1,584,887
Net realized gain	10,713,410	70,431,443	2,883,605	5,467,320
Net change in unrealized appreciation (depreciation)	22,477,910	(68,740,895)	2,499,327	(5,313,775)

Net increase in net assets resulting from operations	37,131,593	8,150,037	6,497,721	1,738,432

DISTRIBUTIONS:
Distributions to shareholders	—	(42,865,894)	(991,678)	(3,798,415)

CAPITAL STOCK TRANSACTIONS:
Net decrease in net assets from Fund share transactions (Note 5)	(11,971,059)	(6,101,711)	(1,333,176)	(5,712,323)

Net increase (decrease) in net assets.	25,160,534	(40,817,568)	4,172,867	(7,772,306)

NET ASSETS:
Beginning of period	416,347,689	457,165,257	59,797,703	67,570,009

End of period	$441,508,223	$416,347,689	$63,970,570	$59,797,703

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Fund INC.

Financial Highlights

Tweedy, Browne International Value Fund

For a Fund share outstanding throughout each period/year.

	Six Months Ended 9/30/2025 (Unaudited)		Year Ended 3/31/2025		Year Ended 3/31/2024		Year Ended 3/31/2023		Year Ended 3/31/2022		Year Ended 3/31/2021
Net asset value, beginning of period/year	$27.43		$28.79		$27.16		$28.14		$29.41		$21.99

Income from investment operations:
Net investment income	0.41		0.58	(a)	0.44	(a)	0.43	(a)	0.37	(a)	0.23
Net realized and unrealized gain on investments	2.51		0.60		2.43		0.04		0.95		7.45

Total from investment operations	2.92		1.18		2.87		0.47		1.32		7.68

Distributions:
Net investment income	—		(0.49)		(0.46)		(0.40)		(0.41)		(0.26)
Distributions from net realized gains	—		(2.05)		(0.78)		(1.05)		(2.18)		—

Total distributions	—		(2.54)		(1.24)		(1.45)		(2.59)		(0.26)

Net asset value, end of period/year	$30.35		$27.43		$28.79		$27.16		$28.14		$29.41

Total return(b)	10.64%		4.59%		10.99%		1.94%		4.36%		34.89	%(c)

Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$4,427,598		$4,531,995		$5,941,267		$6,007,224		$6,306,407		$6,419,446
Ratio of operating expenses to average net assets	1.44	%(d)	1.41%		1.39%		1.40%		1.34%		1.37%
Ratio of operating expenses to average net assets excluding waivers of expenses	1.44	%(d)	1.41%		1.39%		1.40%		1.38%		1.38%
Ratio of net investment income to average net assets	2.60	%(d)	1.90	%(a)	1.56	%(a)	1.55	%(a)	1.19	%(a)	0.83%
Portfolio turnover rate	6%		17%		12%		15%		10%		11%

(a)

Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.53, $0.40, $0.40 and $0.35 and the Ratio of Net Investment Income to Average Net Assets would have been 1.75%, 1.42%, 1.44% and 1.10% for the years ending March 31, 2025, March 31, 2024, March 31, 2023 and March 31, 2022, respectively.

(b)	Total return represents aggregate total return for the periods indicated.
(c)

The net asset value (NAV) disclosed in the March 31, 2020 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and as such, differs from the NAV reported on March 31, 2020. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2020. The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is (16.74)% for the year ended March 31, 2020 and 35.02% for the year ended March 31, 2021.

(d)	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Fund INC.

Financial Highlights

Tweedy, Browne International Value Fund II - Currency Unhedged

For a Fund share outstanding throughout each period/year.

	Six Months Ended 9/30/2025 (Unaudited)		Year Ended 3/31/2025		Year Ended 3/31/2024		Year Ended 3/31/2023		Year Ended 3/31/2022		Year Ended 3/31/2021
Net asset value, beginning of period/year	$15.22		$17.63		$16.36		$16.31		$16.30		$11.66

Income from investment operations:
Net investment income	0.21		0.44	(a)	0.34	(a)	0.27	(a)	0.18	(a)	0.09
Net realized and unrealized gain (loss) on investments	1.85		(0.19)		1.23		0.04	(b)	0.01		4.69

Total from investment operations	2.06		0.25		1.57		0.31		0.19		4.78

Distributions:
Net investment income	—		(0.37)		(0.30)		(0.26)		(0.18)		(0.10)
Distributions from net realized gains	—		(2.29)		—		—		—		(0.04)

Total distributions	—		(2.66)		(0.30)		(0.26)		(0.18)		(0.14)

Net asset value, end of period/year	$17.28		$15.22		$17.63		$16.36		$16.31		$16.30

Total return(c)	13.54%		2.15%		9.74%		1.99%		1.13%		40.87	%(d)

Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$187,558		$180,973		$357,050		$455,983		$520,524		$486,338
Ratio of operating expenses to average net assets	1.45	%(e)	1.42%		1.38%		1.39%		1.34%		1.37%
Ratio of operating expenses to average net assets excluding recoupments and/or waivers/reimbursements of expenses	1.47	%(e)	1.43%		1.39%		1.39%		1.37%		1.37%
Ratio of net investment income to average net assets	2.30	%(e)	2.16	%(a)	1.85	%(a)	1.68	%(a)	1.07	%(a)	0.66%
Portfolio turnover rate	9%		13%		13%		11%		8%		25%

(a)

Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.39, $0.32, $0.26 and $0.17 and the Ratio of Net Investment Income to Average Net Assets would have been 1.90%, 1.71%, 1.60% and 1.02% for the years ending March 31, 2025, March 31, 2024, March 31, 2023 and March 31, 2022, respectively.

(b)

The amount per share shown does not correlate with net realized and unrealized gain/(loss) on investments for the year due to the timing of purchases and sales of the Fund’s shares in relation to the fluctuating market values of the Fund’s investments.

(c)	Total return represents aggregate total return for the periods indicated.
(d)

The net asset value (NAV) disclosed in the March 31, 2020 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and as such, differs from the NAV reported on March 31, 2020. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2020. The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is (21.08)% for the year ended March 31, 2020 and 41.12% for the year ended March 31, 2021.

(e)	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Fund INC.

Financial Highlights

Tweedy, Browne Value Fund

For a Fund share outstanding throughout each period/year.

	Six Months Ended 9/30/2025 (Unaudited)		Year Ended 3/31/2025		Year Ended 3/31/2024		Year Ended 3/31/2023		Year Ended 3/31/2022		Year Ended 3/31/2021
Net asset value, beginning of period/year	$17.89		$19.54		$18.25		$19.10		$20.38		$15.34

Income from investment operations:
Net investment income	0.18		0.30	(a)	0.21	(a)	0.18	(a)	0.17	(a)	0.11
Net realized and unrealized gain on investments	1.45		0.04		2.47		0.10		0.93		5.31

Total from investment operations	1.63		0.34		2.68		0.28		1.10		5.42

Distributions:
Net investment income	—		(0.24)		(0.20)		(0.18)		(0.18)		(0.12)
Distributions from net realized gains	—		(1.75)		(1.19)		(0.95)		(2.20)		(0.26)

Total distributions	—		(1.99)		(1.39)		(1.13)		(2.38)		(0.38)

Net asset value, end of period/year	$19.52		$17.89		$19.54		$18.25		$19.10		$20.38

Total return(b)	9.11%		2.11%		15.35%		1.74%		5.35%		35.58%

Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$441,508		$416,348		$457,165		$424,621		$440,823		$426,946
Ratio of operating expenses to average net assets	1.44	%(c)	1.40%		1.38%		1.40%		1.34%		1.37%
Ratio of operating expenses to average net assets excluding waiver and/or reimbursements of expenses	1.44	%(c)	1.40%		1.39%		1.40%		1.39%		1.40%
Ratio of net investment income to average net assets	1.85	%(c)	1.49	%(a)	1.08	%(a)	0.99	%(a)	0.77	%(a)	0.59%
Portfolio turnover rate	7%		18%		21%		20%		20%		18%

(a)

Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.27, $0.19, $0.17 and $0.16 and the Ratio of Net Investment Income to Average Net Assets would have been 1.36%, 0.98%, 0.93% and 0.73% for the years ending March 31, 2025, March 31, 2024, March 31, 2023 and March 31, 2022, respectively.

(b)	Total return represents aggregate total return for the periods indicated.
(c)	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Fund INC.

Financial Highlights

Tweedy, Browne Worldwide High Dividend Yield Value Fund

For a Fund share outstanding throughout each period/year.

	Six Months Ended 9/30/2025 (Unaudited)		Year Ended 3/31/2025		Year Ended 3/31/2024		Year Ended 3/31/2023		Year Ended 3/31/2022		Year Ended 3/31/2021
Net asset value, beginning of period/year	$5.79		$5.97		$5.57		$6.37		$7.76		$6.30

Income from investment operations:
Net investment income	0.11	(a)	0.15	(a)	0.14	(a)	0.14	(a)	0.19	(a)	0.14
Net realized and unrealized gain (loss) on investments	0.52		0.02		0.47		(0.32)		(0.02)		1.94

Total from investment operations	0.63		0.17		0.61		(0.18)		0.17		2.08

Distributions:
Net investment income	(0.10)		(0.14)		(0.13)		(0.14)		(0.20)		(0.14)
Distributions from net realized gains	—		(0.21)		(0.08)		(0.48)		(1.36)		(0.48)

Total distributions	(0.10)		(0.35)		(0.21)		(0.62)		(1.56)		(0.62)

Net asset value, end of period/year	$6.32		$5.79		$5.97		$5.57		$6.37		$7.76

Total return(b)	10.86%		3.14%		11.40%		(2.30)%		1.97%		33.80%

Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$63,971		$59,798		$67,570		$69,870		$83,978		$111,800
Ratio of operating expenses to average net assets	1.44	%(c)	1.41%		1.39%		1.38%		1.34%		1.37%
Ratio of operating expenses to average net assets excluding waiver and/or reimbursements of expenses	1.61	%(c)	1.51%		1.50%		1.48%		1.48%		1.45%
Ratio of net investment income to average net assets	3.54	%(a)(c)	2.47	%(a)	2.56	%(a)	2.46	%(a)	2.26	%(a)	1.82%
Portfolio turnover rate	10%		7%		16%		11%		16%		22%

(a)

Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.11, $0.14, $0.12, $0.13 and $0.17 and the Ratio of Net Investment Income to Average Net Assets would have been 3.40%, 2.37%, 2.30%, 2.21% and 2.04% for the period ended September 30, 2025 and the years ending March 31, 2025, March 31, 2024, March 31, 2023 and March 31, 2022, respectively.

(b)	Total return represents aggregate total return for the periods indicated. (c) Annualized.

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Fund INC.

Notes to Financial Statements (Unaudited)

1. Organization

Tweedy, Browne Fund Inc. (the “Company”) is an open-end management investment company registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was organized as a Maryland corporation on January 28, 1993. Tweedy, Browne International Value Fund (“International Value Fund”), Tweedy, Browne International Value Fund II – Currency Unhedged (“International Value Fund II – Currency Unhedged”), Tweedy, Browne Value Fund (“Value Fund”), and Tweedy, Browne Worldwide High Dividend Yield Value Fund (“Worldwide High Dividend Yield Value Fund”) (each a “Fund” and together, the “Funds”) are each a diversified series of the Company.

The Funds commenced operations as follows:

International Value Fund	06/15/93
International Value Fund II - Currency Unhedged	10/26/09
Value Fund	12/08/93
Worldwide High Dividend Yield Value Fund	09/05/07

International Value Fund and International Value Fund II – Currency Unhedged seek long-term capital growth by investing primarily in foreign equity securities that Tweedy, Browne Company LLC (the “Investment Adviser”) believes are undervalued but may invest in U.S. securities to a limited extent. Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes are undervalued. Worldwide High Dividend Yield Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes to have above-average dividend yields and valuations that are reasonable.

2. Significant Accounting Policies

The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies, which is part of U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Portfolio Valuation. Under normal circumstances, portfolio securities and other assets listed on a U.S. national securities exchange, comparable foreign securities exchange or through any system providing for contemporaneous publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price at or prior to the close of regular trading on the New York Stock Exchange or, if applicable, the NASDAQ Official Closing Price (“NOCP”), unless, in the view of the Valuation Designee (the Investment Adviser has been appointed “Valuation Designee” by the Company’s Board of Directors), such price is not reliable, or there is significant market movement that calls for application of fair value factors provided by a third party, as described below. Under normal circumstances, portfolio securities and other assets that are readily marketable but for which there are no reported sales on the valuation date, whether because they are not traded in a system providing for same day publication of sales or because there were no sales reported on such date, are generally valued at the mean between the last asked price and the last bid price prior to the close of regular trading, unless, in the view of the Valuation Designee, such price is not reliable. Forward exchange contracts are valued at the forward rate. Securities and other assets for which current market quotations are not readily available, and those securities which are generally not readily marketable due to significant legal or contractual restrictions, are valued at fair value as determined in good faith by the Valuation Designee pursuant to the Company’s Valuation Policies and Procedures, which were approved by the Company’s Board of Directors. Securities and other assets for which the most recent market quotations may not be reliable (including because the last sale price does not reflect current market value at the time of valuing the Fund’s assets due to developments since such last price) may be valued at fair value if the Valuation Designee concludes that fair valuation will likely result in a more accurate net asset valuation. The Company has retained a third-party service provider that, under certain circumstances (including certain market movements) selected by the Company, provides fair value pricing for international equity securities whose principal markets are no longer open when the Funds calculate their net asset values. This means that a Fund’s net asset value may be based, at least in part, on prices other than those determined as of the close of the principal market in which such assets trade. The Funds’ use of fair value pricing may cause the net asset value of a Fund’s shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Under normal circumstances, debt securities purchased with a remaining maturity of more than 60 days are valued through pricing obtained by pricing services approved by the Valuation Designee. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, unless the Valuation Designee determines, in good faith, that such value does not represent fair value, in which case the securities will be valued in the same manner as debt securities

Tweedy, Browne Fund INC.

Notes to Financial Statements (Unaudited)

with a remaining maturity in excess of 60 days or otherwise fair valued. Investments in open-end mutual funds are valued at net asset value (NAV) except that stable NAV money funds held in a cash sweep vehicle will generally be priced at cost ($1).

Fair Value Measurements. The inputs and valuation techniques used to determine fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

• Level 3 –	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s assets carried at fair value as of September 30, 2025. See each Fund’s respective Portfolio of Investments for details on portfolio holdings.

International Value Fund	Total Value at September 30, 2025	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
Belgium	$70,016,059	$—	$70,016,059	$—
China	95,977,697	—	95,977,697	—
Finland	65,605,676	—	65,605,676	—
France	516,990,043	—	516,990,043	—
Germany	288,119,600	—	288,119,600	—
Hong Kong	123,126,261	—	123,126,261	—
Japan	431,364,172	—	431,364,172	—
Netherlands	170,409,783	—	170,409,783	—
Philippines	2,954,400	—	2,954,400	—
Singapore	186,029,250	—	186,029,250	—
South Korea	234,118,471	—	234,118,471	—
Sweden	126,172,583	41,344,836	84,827,747	—
Switzerland	635,214,379	—	635,214,379	—
United Kingdom	676,891,993	152,168,258	524,723,735	—
All Other Countries	599,624,155	599,624,155	—	—
Preferred Stocks
Chile	37,555,883	37,555,883	—	—
Croatia	2,779,669	—	2,779,669	—
Registered Investment Company	152,819,504	152,819,504	—	—
U.S. Treasury Bill	49,955,016	—	49,955,016	—

Total Investments in Securities	4,465,724,594	983,512,636	3,482,211,958	—
Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	9,735,505	—	9,735,505	—
Liability
Unrealized depreciation of forward exchange contracts	(78,711,256)	—	(78,711,256)	—

Total	$4,396,748,843	$983,512,636	$3,413,236,207	$—

Tweedy, Browne Fund INC.

Notes to Financial Statements (Unaudited)

International Value Fund II - Currency Unhedged	Total Value at September 30, 2025	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
Belgium	$4,559,716	$—	$4,559,716	$—
China	4,154,919	—	4,154,919	—
Finland	6,467,986	—	6,467,986	—
France	24,515,717	—	24,515,717	—
Germany	8,313,513	—	8,313,513	—
Hong Kong	4,402,007	—	4,402,007	—
Japan	28,250,286	—	28,250,286	—
Netherlands	4,630,934	—	4,630,934	—
Philippines	914,336	—	914,336	—
Singapore	5,232,202	—	5,232,202	—
South Korea	11,803,292	—	11,803,292	—
Sweden	4,744,829	1,976,000	2,768,829	—
Switzerland	13,571,855	—	13,571,855	—
United Kingdom	32,425,951	7,069,369	25,356,582	—
All Other Countries	20,680,562	20,680,562	—	—
Preferred Stocks
Chile	1,710,177	1,710,177	—	—
Germany	650,668	—	650,668	—
Registered Investment Company	3,929,250	3,929,250	—	—

Total	$180,958,200	$35,365,358	$145,592,842	$—

Value Fund	Total Value at September 30, 2025	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
Belgium	$7,933,041	$—	$7,933,041	$—
China	13,234,888	—	13,234,888	—
Finland	6,202,036	—	6,202,036	—
France	62,383,012	—	62,383,012	—
Germany	19,974,257	—	19,974,257	—
Hong Kong	9,711,083	—	9,711,083	—
Japan	40,547,709	—	40,547,709	—
Netherlands	11,132,402	—	11,132,402	—
Philippines	854,984	—	854,984	—
Singapore	9,988,302	—	9,988,302	—
South Korea	18,626,855	—	18,626,855	—
Sweden	7,489,005	3,316,469	4,172,536	—
Switzerland	31,619,436	10,258,051	21,361,385	—
United Kingdom	55,165,847	17,106,806	38,059,041	—
All Other Countries	128,232,131	128,232,131	—	—
Preferred Stock	1,673,080	1,673,080	—	—
Registered Investment Company	16,899,717	16,899,717	—	—
U.S. Treasury Bill	3,974,319	—	3,974,319	—

Total Investments in Securities	445,642,104	177,486,254	268,155,850	—
Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	745,764	—	745,764	—
Liability
Unrealized depreciation of forward exchange contracts	(6,148,352)	—	(6,148,352)	—

Total	$440,239,516	$177,486,254	$262,753,262	$—

Tweedy, Browne Fund INC.

Notes to Financial Statements (Unaudited)

Worldwide High Dividend Yield Value Fund	Total Value at September 30, 2025	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
Belgium	$860,540	$—	$860,540	$—
China	1,882,632	—	1,882,632	—
Finland	2,139,555	—	2,139,555	—
France	7,436,971	—	7,436,971	—
Germany	2,353,927	—	2,353,927	—
Hong Kong	2,163,117	—	2,163,117	—
Japan	7,051,618	—	7,051,618	—
Netherlands	2,464,498	—	2,464,498	—
Singapore	2,590,723	—	2,590,723	—
South Korea	2,077,871	—	2,077,871	—
Sweden	1,558,750	370,500	1,188,250	—
Switzerland	8,260,005	—	8,260,005	—
United Kingdom	9,074,386	1,559,885	7,514,501	—
All Other Countries	6,675,722	6,675,722	—	—
Registered Investment Company	6,795,080	6,795,080	—	—

Total	$63,385,395	$15,401,187	$47,984,208	$—

Foreign Currency. The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses from investments in securities that result from changes in foreign currency exchange rates, have been included in net unrealized appreciation/depreciation of securities. All other unrealized gains and losses that result from changes in foreign currency exchange rates have been included in net unrealized appreciation/depreciation of foreign currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

Forward Exchange Contracts. International Value Fund and Value Fund enter into forward exchange contracts for hedging purposes in order to reduce their exposure to fluctuations in foreign currency exchange on their portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by each Fund as an unrealized gain or loss on the Fund’s Statement of Operations. When the contract is closed, each Fund records a realized gain or loss on the Statement of Operations equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed. The difference between the value of a Fund’s open contracts at September 30, 2025 and the value of those contracts at the time they were opened is included on the Statement of Assets and Liabilities as unrealized appreciation of forward exchange contracts (for contracts with unrealized gains) or unrealized depreciation of forward exchange contracts (for contracts with unrealized losses). A Fund may be required to post collateral with respect to certain “non-deliverable” forward exchange contracts in an unrealized loss position, and may receive collateral from the counterparty for certain non-deliverable forward exchange contracts in an unrealized gain position. Collateral is usually in the form of cash or U.S. Treasury Bills. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by a Fund is held in a segregated account at the Fund’s custodian bank, and is reported on the Statement of Assets and Liabilities as Cash segregated as collateral. Collateral received by a Fund is held in escrow in the Fund’s custodian bank, and is not reported on the Fund’s Statement of Assets and Liabilities, but would be disclosed in Note 9.

The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the International Value Fund’s and Value Fund’s investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the hedged currency increase. In addition, the International Value and Value Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Tweedy, Browne Fund INC.

Notes to Financial Statements (Unaudited)

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. In the case of certain foreign securities, dividend income is recorded as soon after the ex-date as the Funds become aware of such dividend. Interest income and expenses are recorded on an accrual basis.

Foreign Taxes. The Funds may be subject to foreign taxes on dividend and interest income, gains on investments or currency purchase/repatriation, all or a portion of which may be recoverable. Each Fund applies for refunds where available. The Funds will accrue such taxes and recoveries as applicable, based on their current interpretation of tax rules and regulations that exist in the markets in which they invest.

As a result of several court rulings in certain European countries, the Funds may also file withholding tax reclaims in certain jurisdictions to recover all or a portion of amounts withheld in prior periods that may now be reclaimable. Any payments received on such withholding tax reclaims are included in Other Income in the Statements of Operations and are recorded when the amount is known and there are no significant uncertainties on collectability.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, will be declared and paid annually for International Value Fund, International Value Fund II – Currency Unhedged, and Value Fund and semi-annually for Worldwide High Dividend Yield Value Fund. Distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually for each of the Funds. Additional distributions of net investment income and capital gains from the Funds may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

Federal Income Taxes. Each Fund has qualified and intends to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Funds are not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, the Funds’ conclusions may be subject to future review based on changes in accounting standards or tax laws and regulations or the interpretation thereof. In addition, utilization of any capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership changes. Each of the Funds’ tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Expenses. Expenses directly attributable to each Fund as a diversified series of the Company are charged to such Fund. Other expenses of the Company are allocated to each series based on the average net assets of each series or other equitable allocation method.

Segment Reporting. The Fund has adopted the Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2023-07, Segment Reporting (Topic 280) -Improvements to Reportable Segment Disclosures. The update is limited to disclosure requirements and does not impact the Fund’s financial position or results of operations. The Fund operates as a single operating segment, which is an investment portfolio. The Management Committee of the Fund’s Investment Adviser serves as the Chief Operating Decision Maker (“CODM”). The CODM monitors the operating results of the Funds as a whole and the Fund’s long-term strategic asset allocation which is pre-determined in accordance with the terms of its retrospective prospectus, based on a defined investment strategy executed by the Fund’s Investment Adviser.

3.	Investment Advisory Fee, Other Related Party Transactions and Administration Fee

The Company, on behalf of each Fund, has entered into separate investment advisory agreements with the Investment Adviser (each, an “Advisory Agreement”). Under the Advisory Agreement with respect to International Value Fund, International Value Fund pays the Investment Adviser a fee at the annual rate of 1.25% on the Fund’s average daily net assets up to $10.3 billion, and 0.75% on the remaining amount, if any. Under the Advisory Agreements with respect to each of International Value Fund II –Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, each Fund pays the Investment Adviser a fee at the annual rate of 1.25% of the Fund’s average daily net assets. The fee is payable monthly, provided that each Fund makes interim payments as may be requested by the Investment Adviser of up to 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the six months ended September 30, 2025, the Investment Adviser earned $27,967,262, $1,153,052, $2,657,296 and $393,767 in fees, prior to any waivers and/or reimbursements, from International Value Fund, International Value Fund II –Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

Tweedy, Browne Fund INC.

Notes to Financial Statements (Unaudited)

With respect to International Value Fund, the Investment Adviser has entered into a voluntary fee waiver agreement with the Fund pursuant to which the Investment Adviser is entitled to receive investment advisory fees from the Fund at an annual rate of 1.25% on the first $6 billion of the Fund’s average daily net assets, 0.80% on the next $1 billion of the Fund’s average daily net assets over $6 billion up to $7 billion, 0.70% on the next $1 billion of the Fund’s average daily net assets over $7 billion up to $8 billion, and 0.60% on the remaining amount, if any, of average daily net assets over $8 billion. This arrangement with International Value Fund will remain in place at least until July 31, 2026. For the six months ended September 30, 2025 the Investment Adviser did not waive any fees from International Value Fund.

With respect to International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, the Investment Adviser has voluntarily agreed to waive a portion of each Fund’s investment advisory fees and/or reimburse a portion of each Fund’s expenses to the extent necessary to keep each Fund’s expense ratio in line with the expense ratio of International Value Fund. (For purposes of this calculation, each Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and each Fund’s expense ratio is rounded to two decimal points.) This arrangement will remain in place at least until July 31, 2026. For the six months ended September 30, 2025, the Investment Adviser waived and/or reimbursed $23,688, $0 and $50,439 in fees from International Value Fund II –Currency Unhedged Fund, Value Fund and Worldwide High Dividend Yield Value Fund, respectively. No waivers are subject to recoupment by the Investment Adviser.

The Company pays the Investment Adviser for certain shareholder servicing and administration services provided to the Funds at an annual amount of $475,000, which is allocated pro-rata based on the relative average net assets of the Funds.

No officer, director or employee of the Investment Adviser, the Funds’ administrator, The Bank of New York Mellon (“BNY”) or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The

Company pays each Independent Director $149,000 annually, in quarterly increments of $37,250, plus out-of-pocket expenses for their services as directors. The Lead Independent Director receives an additional annual fee of $31,000 and the Audit Committee Chair receives an additional annual fee of $10,250. These fees are allocated pro-rata based on the relative average net assets of the Funds.

The Company, on behalf of the Funds, has entered into an administration agreement (the “Administration Agreement”) with BNY, a subsidiary of The Bank of New York Mellon Corporation. Under the Administration Agreement, the Company pays BNY an administration fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the aggregate average daily net assets of the Funds, allocated according to each Fund’s net assets:

	Up to $1Billion	Between $1Billion and $5Billion	Between $5 Billion and $10 Billion	Exceeding $10 Billion
Administration Fees	0.0300%	0.0180%	0.0100%	0.0090%
Accounting Fees	0.0075%	0.0060%	0.0050%	0.0040%

BNY, serves as the Funds’ custodian pursuant to a custody agreement. BNY Investment Servicing (US) Inc., a subsidiary of The Bank of New York Mellon Corporation, serves as the Funds’ transfer agent.

AMG Distributors, Inc., an affiliate of the Investment Adviser, serves as the distributor to the Funds. The Investment Adviser pays all distribution-related expenses. No distribution fees are paid by the Funds.

At September 30, 2025, excluding unaffiliated platforms that hold shares of the Funds via omnibus accounts, the Funds are aware of one shareholder who owned 6.1% of International Value Fund II – Currency Unhedged’s outstanding shares; three shareholders who collectively owned 39.9% of Value Fund’s outstanding shares; and three shareholders who collectively owned 40.1% of Worldwide High Dividend Yield Value Fund’s outstanding shares. Significant transactions by these shareholders could have an impact on each respective Fund.

Tweedy, Browne Fund INC.

Notes to Financial Statements (Unaudited)

4. Securities Transactions

The 1940 Act defines “affiliated companies” to include securities in which a fund owns 5% or more of the outstanding voting shares of an issuer. The following chart lists the issuers owned by International Value Fund that may be deemed “affiliated companies,” as well as transactions that occurred in the securities of such issuers during the six months ended September 30, 2025:

Shares Held at 3/31/25	Name of Issuer†	Value at 3/31/25	Purchase Cost	Sales Proceeds	Value at 9/30/25	Shares Held at 9/30/25	Dividend Income 4/1/25 to 9/30/25	Net Realized Gain (Loss) 4/1/25 9/30/25	Change in Net Unrealized Appreciation 4/1/25 to 9/30/25
	CVS
	Group
4,130,268	PLC	$53,524,680	$—	$—	$69,539,446	4,130,268	$ —	$—	$16,014,766
	Johnson
	Service
	Group
15,698,026	PLC	26,989,287	16,053,398	—	48,600,359	23,996,321	540,680	—	5,557,674
	Lassonde
	Industries
	Inc,
251,390	Class A	36,818,133	—	—	38,283,044	251,390	398,328	—	1,464,911
	Phoenix
	Mecano
	AG,
63,203	Registered	31,258,367	—	—	35,291,609	63,203	1,464,103	—	4,033,242
	Vertu
	Motors
16,292,379	PLC	11,093,612	—	—	13,269,837	16,292,379	255,253	—	2,176,225
		$159,684,079	$16,053,398	$—	$204,984,295		$2,658,364	$—	$29,246,818

†	Issuer countries: United Kingdom, United Kingdom, Canada, Switzerland and United Kingdom, respectively.

None of the other Funds owned 5% or more of the outstanding voting shares of any issuer.

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, for the six months ended September 30, 2025, are as follows:

	International Value Fund	International Value Fund II - Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Purchases	$267,946,096	$14,900,497	$27,005,664	$5,547,472
Sales	$711,151,221	$31,514,667	$33,589,952	$8,026,109

5. Capital Stock

The Company is authorized to issue 2.0 billion shares of $0.0001 par value capital stock, of which 600,000,000, 600,000,000, 400,000,000 and 400,000,000 shares have been designated as shares of International Value Fund, International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively. Changes in shares outstanding were as follows:

	Six Months Ended September 30, 2025		Year Ended March 31, 2025

International Value Fund	Shares	Amount	Shares	Amount
Sold	6,633,445	$192,836,370	33,138,422	$915,657,911
Reinvested	—	—	15,522,268	403,578,977
Redeemed	(25,950,690)	(741,605,334)	(89,839,983)	(2,485,140,430)
Net Decrease	(19,317,245)	$(548,768,964)	(41,179,293)	$(1,165,903,542)

International Value Fund II – Currency Unhedged	Shares	Amount	Shares	Amount
Sold	768,778	$11,971,758	3,769,322	$58,600,244
Reinvested	—	—	1,804,683	26,113,763
Redeemed	(1,809,704)	(28,308,574)	(13,930,431)	(227,081,669)
Net Decrease	(1,040,926)	$(16,336,816)	(8,356,426)	$(142,367,662)

Tweedy, Browne Fund INC.

Notes to Financial Statements (Unaudited)

	Six Months Ended September 30, 2025		Year Ended March 31, 2025

Value Fund	Shares	Amount	Shares	Amount
Sold	528,761	$9,705,876	1,883,182	$35,648,215
Reinvested	—	—	2,404,492	41,429,392
Redeemed	(1,181,748)	(21,676,935)	(4,403,433)	(83,179,318)
Net Decrease	(652,987)	$(11,971,059)	(115,759)	$(6,101,711)

Worldwide High Dividend Yield Value Fund	Shares	Amount	Shares	Amount
Sold	238,459	$1,434,505	1,446,029	$8,156,303
Reinvested	137,384	854,527	621,013	3,493,998
Redeemed	(597,333)	(3,622,208)	(3,044,476)	(17,362,624)
Net Decrease	(221,490)	$(1,333,176)	(977,434)	$(5,712,323)

6. Liquidity

ReFlow Fund LLC — The Funds may participate in the ReFlow Fund LLC liquidity program (“ReFlow”), which is designed to provide an alternative liquidity source for funds experiencing redemptions. In order to pay cash to shareholders who redeem their shares on a given day, a fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money. ReFlow provides participating funds with another source of cash by standing ready to purchase shares from a fund up to the amount of the fund’s net redemptions on a given day, cumulatively limited to the lesser of 3% of the outstanding voting shares of a fund, or a total investment amount of $85,000,000 in any one fund at any one time. A fund is not guaranteed to receive cash from ReFlow on any given day as the allocation of ReFlow’s cash is based on the results of ReFlow’s automated daily auction process among participating mutual funds. Following purchases of fund shares, ReFlow then generally redeems those shares (in cash or in-kind) when the fund experiences net sales, at the end of a maximum holding period, currently eight days, determined by ReFlow, or at other times at ReFlow’s discretion. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

During the six months ended September 30, 2025, the following Funds utilized ReFlow. The shares ReFlow subscribed to and redemptions-in-kind were as follows:

Fund	Shares ReFlow Subscribed to	Redemptions-in-kind	Service Fees
International Value Fund	3,388,068	$95,527,752	$144,873
International Value Fund II - Currency Unhedged	137,965	2,233,817	3,324
Value Fund	461,306	8,902,505	11,964
Worldwide High Dividend Yield Value Fund	116,150	666,744	942

7. Income Tax Information

As of March 31, 2025, the Funds did not have any capital loss carryforwards.

As of September 30, 2025, the aggregate cost of securities in each Fund’s portfolio for federal tax purposes is as follows:

International Value Fund	$2,657,635,477
International Value Fund II - Currency Unhedged	$134,917,089
Value Fund	$289,176,733
Worldwide High Dividend Yield Value Fund	$48,904,258

The aggregate gross unrealized appreciation/depreciation and net unrealized appreciation as computed on a federal income tax basis at September 30, 2025 for each Fund is as follows:

	Gross Appreciation	Gross Depreciation	Net Appreciation
International Value Fund	$1,895,339,631	$(87,250,514)	$1,808,089,117
International Value Fund
II - Currency
Unhedged	50,645,904	(4,604,793)	46,041,111
Value Fund	168,323,284	(11,857,913)	156,465,371
Worldwide High
Dividend Yield Value
Fund	17,761,380	(3,280,243)	14,481,137

8. Foreign Securities and Certain Other Risks

Investing in foreign securities involves additional risks beyond those associated with investing in U.S. securities. These risks, which are more pronounced in emerging markets,

Tweedy, Browne Fund INC.

Notes to Financial Statements (Unaudited)

include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country); costs incurred in conversions between currencies; non-negotiable brokerage commissions; less publicly available information; not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting; lower trading volume and/or liquidity; delayed settlements; greater market volatility; the difficulty in enforcing obligations and contractual and other rights; less securities regulation; different tax provisions (including withholding on interest and dividends paid to a Fund); less well established contract law; war; seizure; political and social instability; and diplomatic developments.

Each Fund may invest in securities of Chinese issuers. Investments in securities of companies domiciled in the People’s Republic of China (“China”) involve a high degree of risk and special considerations not typically associated with investing in other foreign or emerging securities markets. Such heightened risks include, among others: (a) military conflicts; (b) an authoritarian government, which, despite reforms and privatizations of companies in certain sectors, still exercises substantial influence over many aspects of the private sector, resulting in risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested; (c) less regulatory oversight of issuers, brokers and other market participants; (d) currency risks associated with the Chinese Renminbi, including possible liquidity disruptions and the interference with conversion rights; (e) tax rules; (f) less rigorous accounting, auditing and financial reporting standards and practices than international accounting standards, which may result insignificant differences in the preparation of financial statements; and (g) to the extent investments are made through Stock Connect, a program that allows non-Chinese investors to invest in Chinese stocks and China A-Shares, substantial limitations imposed by the program, including, among other things, market wide quota limitations, new technologies risks, bans on day-trading, different trading holidays, and the sudden loss of a security’s eligibility to trade in the program.

Each Fund invests a significant portion of its assets in securities of issuers located in Europe. The European financial markets have experienced, and may continue to experience, severe economic and financial difficulties, including risks associated with high levels of debt and negative interest rates. Among other things, these developments have adversely affected the value and exchange rate of the Euro and other currencies, and may continue to significantly affect the economies of European countries, which in turn may have a material adverse effect on the Funds’ investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain European countries, particularly to the extent a Fund does not hedge its exposure to foreign currency.

Actions taken by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union, in the future, which would have significant implications and could negatively affect the value and liquidity of the Funds’ investments.

Certain of the Fund’s investments may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. For example, the ongoing conflict due to Russia’s invasion of Ukraine, the ongoing conflict in the Middle East, and the rapidly evolving measures in response could be expected to have a negative impact on the economy and business activity globally (including in the countries in which the Funds invest). The severity and duration of these conflicts and their impact on global economic and market conditions are impossible to predict, and as a result, present material uncertainty and risk with respect to the Funds and their investments and operations, and the ability of the Funds to achieve their investment objectives.

The occurrence of events similar to those in recent years, such as localized wars, instability, new and ongoing pandemics (such as COVID-19), epidemics or outbreaks of infectious diseases in certain parts of the world, and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics, terrorist attacks in the U.S. and around the world, social and political discord, debt crises, sovereign debt downgrades, increasingly strained relations between the U.S. and a number of foreign countries, changes in trade policies, including the imposition of tariffs and retaliatory responses, new and continued political unrest in various countries, the exit or potential exit of one or more countries from the EU or the EMU, continued changes in the balance of political power among and within the branches of the U.S. government and government shutdowns, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds.

Investments in a fund which purchases value-oriented stocks as its guiding principle involve special risks. The Funds offer investors the opportunity to invest in a diversified

Tweedy, Browne Fund INC.

Notes to Financial Statements (Unaudited)

portfolio of securities whose market prices may be well below the stocks’ intrinsic values at time of purchase. The Adviser may be wrong in its assessment of a company’s value, and the stocks owned by a Fund may not reach what the Adviser believes are their true or intrinsic values. The market may not favor value-oriented stocks and may not favor equities at all, which may cause a Fund’s relative performance to suffer. There may be periods during which a Fund is unable to find securities that meet its value investment criteria. If a Fund is selling investments or experiencing net subscriptions during those periods, the Fund could have a significant cash position, which could adversely impact the Fund’s performance under certain market conditions and could make it more difficult for the Fund to achieve its investment objective.

9. Derivative Instruments

During the six months ended September 30, 2025, International Value Fund and Value Fund had derivative exposure to forward foreign currency exchange contracts. The primary underlying risk exposure for these derivatives is foreign currency risk. International Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund had no exposure to derivatives. For open contracts at September 30, 2025, see the Portfolio of Investments.

The following table summarizes the volume of the International Value and Value Funds’ forward foreign currency exchange contract activity during the six months ended September 30, 2025:

	International Value Fund	Value Fund
Average Notional Amount Purchased	$67,201,152	$357,272
Average Notional Amount Sold	$2,483,545,849	$159,061,445
Notional Amount Purchased at September 30, 2025	$25,571,145	$1,278,557
Notional Amount Sold at September 30, 2025	$2,441,998,940	$165,941,491

The following table presents the value of derivatives held as of September 30, 2025, by their respective location on the Statements of Assets and Liabilities:

Statement of Assets and Liabilities
Derivative	Assets Location	International Value Fund	Value Fund

Forward exchange contracts	Unrealized appreciation of forward exchange contracts	$9,735,505	$745,764

Derivative	Liabilities Location	International Value Fund	Value Fund

Forward exchange contracts	Unrealized depreciation of forward exchange contracts	$78,711,256	$6,148,352

The following table presents the effect of derivatives on the Statements of Operations for the six months ended September 30, 2025:

Statement of Operations
Derivative	Location	International Value Fund	Value Fund

Forward exchange contracts	Net realized gain (loss) on forward exchange contracts	$(26,165,179)	$(1,830,426)

Derivative	Location	International Value Fund	Value Fund

Forward exchange contracts	Net change in unrealized appreciation (depreciation) of forward exchange contracts	$(101,377,725)	$(5,455,473)

For financial reporting purposes, the Funds do not offset assets and liabilities across derivative types that are subject to master netting arrangements on the Statements of Assets and Liabilities.

The following table presents derivative assets net of amounts available for offset under a master netting agreement for forward currency contracts as of September 30, 2025:

Counterparty	Derivative Assets – Gross(a)	Derivatives Available for Offset	Collateral Received	Derivative Assets – Net(b)

International Value Fund

BNY	$3,410,245	$3,410,245	$—	$—

JPM	3,024,092	3,024,092	—	—

NTC	798,034	798,034	—	—

SSB	2,503,134	2,503,134	—	—

Total	$9,735,505	$9,735,505	$—	$—

Value Fund

BNY	$ 189,103	$ 189,103	$—	$—

JPM	327,328	327,328	—	—

NTC	16,938	16,938	—	—

SSB	212,395	212,395	—	—

Total	$ 745,764	$ 745,764	$—	$—

Tweedy, Browne Fund INC.

Notes to Financial Statements (Unaudited)

The following table presents derivative liabilities net of amounts available for offset under a master netting agreement for forward currency contracts as of September 30, 2025:

Counterparty	Derivative Liabilities – Gross(a)	Derivatives Available for Offset	Collateral Posted	Derivative Liabilities – Net(c)

International Value Fund

BNY	$ 8,943,625	$3,410,245	$—	$ 5,533,380

JPM	19,097,221	3,024,092	—	16,073,129

NTC	12,382,279	798,034	—	11,584,245

SSB	38,288,131	2,503,134	1,100,000	34,684,997

Total	$78,711,256	$9,735,505	$1,100,000	$67,875,751

Value Fund

BNY	$ 934,636	$189,103	$—	$ 745,533

JPM	1,405,960	327,328	150,000	928,632

NTC	380,355	16,938	—	363,417

SSB	3,427,401	212,395	—	3,215,006

Total	$ 6,148,352	$745,764	$150,000	$ 5,252,588

(a)	As presented in the Statement of Assets and Liabilities.
(b)	Net amount represents the net receivable due from counterparty in the event of default.
(c)	Net amount represents the net payable due to counterparty in the event of default.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

Tweedy, Browne Fund INC.

Notes to Financial Statements (Unaudited)

10. Committed Line of Credit

The Company, acting on behalf of and for the account of each Fund, has entered into a line of credit agreement with BNY (the “Credit Agreement”) that established a revolving credit facility of $75,000,000 (the “Facility”) that may be used by the Funds for certain temporary or emergency purposes, including the meeting of redemption requests. Each Fund pays a commitment fee of 0.25% per annum on its pro rata share of the unused portion of the committed line. The interest rate on borrowing under the Credit Agreement is the higher of the Federal Funds Effective Rate or the secured overnight financing rate (SOFR) plus applicable margin of 1.25%. The Facility has a 364-day term currently in effect through April 15, 2026.

During the six months ended September 30, 2025, the International Value Fund II – Currency Unhedged Fund had loans outstanding for five calendar days at a weighted average interest rate and average dollar amount of borrowings on days a loan was outstanding of 5.58% and $1,000,000, respectively. No other Funds borrowed under the Credit Agreement during the period. As of September 30, 2025, there were no loans outstanding with respect to the Credit Agreement.

11. Indemnifications

Under the Company’s organizational documents, its directors and officers are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the course of business, the Company enters into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Investment Adviser believes the risk of loss under these arrangements to be remote.

12. New Accounting Pronouncements

In December 2023, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2023-09, Income Taxes (Topic 740) - Improvements to Income Tax Disclosures. The amendments enhance income tax disclosures by requiring greater disaggregation in the rate reconciliation and income taxes paid by jurisdiction, while removing certain disclosure requirements. The ASU was effective for annual periods beginning after December 15, 2024, with early adoption permitted.

13. Subsequent Event

On October 2, 2025, the Company and the Investment Adviser filed an amendment with the U.S. Securities and Exchange Commission to its exemptive application, which requests an order that would permit the Funds to offer one class of exchange-traded fund shares that operate as an exchange-traded fund and one or more classes of shares that are not exchange-traded.

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

1.	Investment in the Funds by Managing Directors and Employees of the Investment Adviser

As of September 30, 2025, the current and retired managing directors and their families, as well as employees of the Investment Adviser, have approximately $191.0 million, $7.7 million, $113.4 million and $7.5 million of their own money invested in International Value Fund, International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

2.	Portfolio Information

The Company files each Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Company’s Part F of Form N-PORT is available (1) on the SEC’s website at www.sec.gov; (2) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC; or (3) by calling the Fund at 800-432-4789. Information regarding the operation of the PRR may be obtained by calling 202-551-8090.

3.	Proxy Voting Information

The policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities held by the Funds are included in the Company’s Statement of Additional Information, which is available without charge and upon request by calling the Funds at 800-432-4789 or by visiting the Funds’ website at www.tweedyfunds.com. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, at www.sec.gov.

4.	Advisory Agreement

Approval of the Renewal of the Investment Advisory Agreement for Each Fund

On May 21, 2025, the Board of Directors (the “Board”) of Tweedy, Browne Fund Inc. (the “Company”), including a majority of the Independent Directors, approved the renewal of the Investment Advisory Agreements (the “Advisory Agreements”) between Tweedy, Browne Company LLC (“Tweedy, Browne” or the “Adviser”) and the Company on behalf of the Tweedy, Browne International Value Fund (the “International Value Fund”), the Tweedy, Browne Value Fund (the “Value Fund”), the Tweedy, Browne Worldwide High Dividend Yield Value Fund (the “Worldwide High Dividend Yield Value Fund”) and the Tweedy, Browne International Value Fund II – Currency Unhedged (the “International Value Fund II”) (each a “Fund” and collectively, the “Funds”) for an additional one-year term. In considering whether to approve the continuation of the Advisory Agreements, the Board reviewed materials provided for its evaluation, and the Independent Directors were advised by independent legal counsel with respect to these and other relevant matters. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

A.	Information Received

In considering whether to approve the renewal of the Advisory Agreements, the Board took into account the written materials, oral presentations and other information received throughout the year and carefully reviewed the specific materials provided in advance of the meeting, which included a Memorandum from independent legal counsel regarding the duties and standards of review in connection with the consideration of the continuation of the Advisory Agreements; a narrative discussion prepared by Tweedy, Browne describing factors relevant to the 2025 contract renewal process; comparative information regarding the performance, fees and expense ratios of the Funds (including breakpoint and expense limitation agreements); information for several of Tweedy, Browne’s managed account performance composites; a sample report illustrating Tweedy, Browne’s extensive research process; fact sheets and performance histories for each of the Funds since inception; fee schedules; a memorandum from Management Practice, Inc. (“Management Practice”), a third party that specializes in advising mutual fund boards of directors on fund pricing and performance metrics that had been engaged by the Independent Directors to provide independent information regarding, among other things, the Funds’ performance and fee arrangements relative to certain industry peers; memoranda and related information from Tweedy, Browne concerning Tweedy, Browne’s brokerage practices and best execution policy; a description of key personnel of Tweedy, Browne; a profitability analysis of Tweedy, Browne; Statements of Financial Condition for Tweedy, Browne; the Form ADV of Tweedy, Browne; and copies of the Advisory Agreements. The Board also considered information regarding Tweedy, Browne’s business continuity and disaster recovery plans and cybersecurity procedures. The Board examined the detailed materials provided by Tweedy, Browne for its evaluation and the Management Practice memorandum, and the Independent Directors were advised by Dechert LLP, their independent legal counsel, and met in executive sessions, including on the day of the meeting, and throughout the year since the Board’s last consideration of the investment advisory agreements, at which no representatives of management were present with respect to these and other relevant matters.

B.	Nature, Extent and Quality of the Services Provided Under the Advisory Agreements

Among the factors considered by the Board as part of its review, the Board considered the nature, extent and quality of the services provided by Tweedy, Browne to the Funds. In examining Tweedy, Browne’s management of the Funds’ portfolios, the Board reviewed the narrative discussion provided by Tweedy, Browne, which includes a description of Tweedy, Browne’s fees, performance, research process and investment approach. The Board also considered comparative information regarding the Funds’ performance and fee structures relative to certain industry peers prepared by Management Practice.

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

The Board assessed the variety of services provided by Tweedy, Browne to the Funds, including: the experience, reputation and skills of Tweedy, Browne management and staff; the extensive shareholder communications provided by Tweedy, Browne; “behind the scenes” services, such as those provided by Tweedy, Browne’s order desk, which seeks best execution for transactions effected on behalf of the Funds; monitoring of the Funds’ service providers and the performance in certain instances of shadowing functions; implementing and monitoring, as appropriate, business continuity planning matters related to the Funds and their service providers; monitoring of information with respect to corporate reorganizations involving portfolio companies; preparing the Funds’ semi-annual and annual reports to shareholders and the accompanying Adviser’s letters; monitoring of aspects of transfer agency services on a daily basis; assisting brokers, consultants, financial advisors, intermediaries and third-party administrators with questions or problems of an operational nature; integrating certain environmental, social, and governance (ESG) considerations into the investment and valuation processes; developing and enforcing procedures to monitor trading activity in the Funds; monitoring Schedule 13D-like filing requirements in the various foreign jurisdictions in which the Funds are currently invested; arranging for proxy voting of portfolio securities; qualifying the Funds as approved purchasers in certain foreign jurisdictions; where necessary, consulting with an outside accounting firm with respect to the proper treatment of corporate actions and accounting requirements; and actively monitoring and assessing valuation issues for the Funds. The Board noted the substantial personal investment by the members of the Adviser’s Investment Committee in the Funds, which may encourage an alignment of management’s interests with the interests of Fund shareholders. The Board also noted actions that have been or will be taken in the future by Tweedy, Browne to comply with various regulatory requirements, including consulting with outside accounting and law firms as needed in this regard.

In addition, the Board noted that Tweedy, Browne provides a variety of administrative services not otherwise provided by the Funds’ third-party service providers, including: overseeing elements of the calculation of the Funds’ net asset value; preparing Board reports; overseeing the preparation and submission of regulatory filings; overseeing and assisting in the annual audit of the Funds’ financial statements; maintaining the Funds’ website; assisting with the preparation and filing of the Funds’ tax returns; monitoring the registration of shares of the Funds under applicable federal and state securities laws; assisting in the resolution of accounting and legal issues; establishing and monitoring the Funds’ operating budgets; coordinating the approval, review and processing of payment of the Funds’ bills; assisting the Funds in, and otherwise arranging for, the payment of distributions and dividends; serving as the administrator of the Funds’ Liquidity Risk Management Program; communicating with the Funds’ shareholders with market commentary; participating in ongoing training and monitoring of BNY Mellon’s shareholder services representatives; and generally assisting each Fund in the conduct of its business. The Board also noted that certain officers and employees of Tweedy, Browne devote substantial time and effort to shareholder servicing efforts.

The Board discussed with management various mattersrelating to Tweedy, Browne’s ability to continue to provide high quality advisory and administrative services to the Funds, including staffing and personnel turnover, succession,long-term planning and contingency planning at Tweedy, Browne. In particular, the Board noted that the members of Tweedy, Browne’s Management Committee (Jay Hill, Thomas Shrager, John Spears, and Robert Wyckoff) have worked at Tweedy, Browne for between 22 and 51 years, that several long-serving employees of Tweedy, Browne have been promoted to the position of managing director, and that Tweedy, Browne generally maintained a consistent management approach that was facilitated by the very low personnel turnover at the firm. The Board considered previous industry awards and nominations received by Tweedy, Browne. The Board discussed with management the efforts of Tweedy, Browne to establish and implement succession plans for management.

In considering Tweedy, Browne’s services in managing the Funds’ portfolios and overseeing all aspects of the Funds’ business, the Board concluded that Tweedy, Browne was providing essential services to the Funds and that Tweedy, Browne likely will continue to be in a position to do so for the long-term.

C.	Investment Performance

The Board reviewed each Fund’s performance, both in absolute terms and relative to the various benchmarks against which the Funds were compared. To help evaluate each Fund’s relative peer performance, the Board considered the performance information as of December 31, 2024 containedin the Management Practice memorandum as well as the performance information prepared by Tweedy, Browne as of December 31, 2024, February 28, 2025, and March 31, 2025. The Board weighed the performance each Fund achieved in light of each Fund’s investment objective, strategies and risks as disclosed to investors in the Company’s registration statement.

With respect to the International Value Fund, the Board considered the Adviser’s analysis that the Fund, notwithstanding certain periods of disappointing performance, had exhibited excellent absolute and relative performance; that the Fund’s annualized rate of return was 8.36% (net of all fees and expenses) from its inception through February 28, 2025; and that the Fund’s annualized rate of return had exceeded the annualized returns of the MSCI EAFE Index (Hedged to U.S. $) by 1.34 percentage points and the MSCI EAFE Index (in U.S. $) by

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

2.89 percentage points for that period.1The Board took into account that the International Value Fund has a policy to seek to hedge its perceived non-U.S. currency exposure, to the extent practicable, back to the U.S. dollar, and thus considered the Fund’s total returns against the returns of its primary benchmark, the MSCI EAFE Index (Hedged to U.S. $), noting that the Fund outperformed that index as of March 31, 2025 since inception and for the 30 year period. The Board also considered that the International Value Fund had underperformed the MSCI EAFE Index (Hedged to U.S. $) for the 1-year, 3-year, 5-year, 10-year, 15-year, and 20-year periods ended March 31, 2025. The Board took into account that the International Value Fund outperformed the MSCI EAFE Index (Hedged to U.S. $) year-to-date through March 31, 2025 by 4.0 percentage points and outperformed the MSCI EAFE Index (in U.S.$) during the same period by 0.5 percentage points. The Board also noted that the International Value Fund had outperformed the MSCI EAFE Index (Hedged to U.S. $) in 17 out of the last 31 calendar years. The Board considered Tweedy, Browne’s analysis that, over the long-term, the International Value Fund had enjoyed favorable performance when compared to other funds in its peer group. In addition, the Board noted that for the past 3-year, 5-year and 10-year periods, the International Value Fund has been categorized as “Low Risk” by Morningstar’s Risk Ratings, which means it is in the top 10% of funds within its category with respect to lowest measured risk.

The Board reviewed the Value Fund’s performance, including the Fund’s relative and absolute performance since its inception through February 28, 2025. The Board observed that the Fund’s annualized rate of return since its inception had been 7.79%, underperforming its primary benchmark, the MSCI World Index (Hedged to U.S. $) and a combined index of the S&P 500 Index and MSCI World Index (Hedged to U.S. $) (the “combined index”) by 0.32 percentage points and 1.52 percentage points, respectively, during that period.2The Board also considered that the Fund had underperformed each of the MSCI World Index (Hedged to U.S. $) and combined index in each of the 1-year, 3-year, 5-year, 10-year, 15-year, 20-year, 30-year and since inception periods ended March 31, 2025. The Board considered that the Fund outperformed its primary and combined index year-to-date through March 31, 2025 each by 8.88 percentage points.

The Board took into consideration the Adviser’s analysis that the Value Fund has exhibited good performance over the long-term and has withstood periods of relative underperformance. For example, the Board noted that in calendar year 2022, the Value Fund lost 5.67%, while the MSCI World Index (Hedged to U.S. $) lost 15.38%. The Board observed that the Fund has outperformed the MSCI

World Index (Hedged to U.S. $) in seven out of eight down-market years since its inception. The Board also noted that the Value Fund is currently characterized as “Low Risk” by Morningstar’s Risk Ratings as of December 31, 2024. A risk score of “Low” means the Fund is in the top 10% of funds within Morningstar’s Global Large-Stock Value category in terms of low risk.

The Board reviewed the performance of the High Dividend Yield Value Fund, taking into account that the Fund commenced operations on September 5, 2007. The Board noted that since the High Dividend Yield Value Fund’s inception date through February 28, 2025, on a cumulative basis, the Fund has gained 101.05% versus a gain of 240.87% for the Fund’s index, the MSCI World Index (in U.S. $). The Board noted that the High Dividend Yield Value Fund had underperformed the MSCI World High Dividend Yield Index (in U.S. $) since the Fund’s inception through February 28, 2025. The Board observed that the Fund outperformed the MSCI World Index (in U.S. $) by 9.01 percentage points and outperformed the MSCI World High Dividend Yield Index (in U.S. $) by 0.63 percentage points year-to-date through March 31, 2025. The Board also noted that the Fund has an Overall Morningstar Risk Score of “Below Average”. A risk score of “Below Average” ranks it in the top 32.5% in terms of lowest downside risk as calculated by Morningstar.

The Board examined the performance of the International Value Fund II, noting that the Fund commenced operations on October 26, 2009. The Board considered that the International Value Fund II has performed well over the long-term on an absolute basis since its inception through February 28, 2025, gaining cumulative returns of 113.56%. The Board observed that the cumulative returns of the MSCI EAFE Index (in U.S. $) for the period had been 132.29%. The Board noted that the Fund’s annualized rate of return from inception through February 28, 2025 was 5.07% as compared to 5.64% for the MSCI EAFE Index (in U.S. $). The Board then reviewed the Fund’s performance and compared it with the performance of the International Value Fund, which follows the same principal investment strategy as the International Value Fund II except that it does not seek to reduce currency risk by hedging its perceived foreign currency exposure back into the US dollar. The Board noted that while short-term performance of the International Value Fund II may vary considerably from that of the International Value Fund due to currency fluctuations, portfolio holdings and other factors, the long-term performance of the Funds is expected to be similar over time.

The Board acknowledged that Tweedy, Browne’s unhedged international separate accounts (the “Unhedged International Equity Composite”) provide substantive

[1]

Prior to 2004, information with respect to the MSCI EAFE Indexes was available at month end only; therefore, the since-inception performance of the MSCI EAFE Indexes quoted herein for the International Value Fund reflect performance from May 31, 1993, the closest month end to the International Value Fund’s inception date.

[2]

Prior to 2004, information with respect to the MSCI World Indexes used was available at month end only; therefore, the since-inception performance of the MSCI World Indexes quoted herein for the Value Fund reflects performance from November 30, 1993, the closest month end to the Value Fund’s inception date.

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

information about the ability and quality of Tweedy, Browne’s management team and justification for the management of another international fund without a currency hedge. The Board also considered that while the International Value Fund II underperformed during the down-market year of 2015, it had outperformed during the down-market years of 2011, 2014, 2018 and 2022. In addition, the Board noted that the Fund has a Morningstar risk score of “Low” for the 10-year period ending December 31, 2025.

In addition, the Board reviewed other metrics contained in the Management Practice memorandum relevant to the Funds’ performance. These metrics included performance volatility, Active Share, portfolio turnover rates, brokerage commission expenses, and tax efficiency. The Board considered the results for each Fund relative to its respective industry peer group for each of these metrics.

D.	Advisory Fees and Total Expenses

The Board reviewed the advisory fees and total expenses of the Funds. In so doing, the Board reviewed several sets of information, including comparative fee and expense data for (i) comparable funds and the fees associated with Tweedy, Browne’s management of non-fund accounts and (ii) industry peers, which was compiled by Management Practice and Tweedy, Browne. The Board noted that the Adviser has approximately 226 separate client relationships, including the Funds, the Partnerships, an exchange traded fund (“ETF”) and the Offshore Funds. The Board considered that the Adviser generally charges private accounts (i) 1.50% on the first $25 million and 1.25% thereafter annually based on the market value of equity assets for domestic separate account portfolios; (ii) 1.50% on the market value of equity assets for international and global separate account portfolios; and (iii) 1.25% on the market value of equity assets for global high dividend separate accounts; and that institutional accounts are charged lower fees. The Board also considered that the Adviser generally gives a 10% discount for eleemosynary accounts invested in any strategy. The Board noted that there is no charge on cash reserves. The Board observed that the Adviser charges the ETF an all-in unitary fee of 0.80% and that such lower fee compared to the Funds is due to the quantitative nature of the ETF’s approach, which does not require the deep dive and robust research process employed in managing the Funds. The Board further noted that there is a standard fee rate of 1.25% for the Investor share class of the Adviser’s offshore funds, including cash reserves, and noted the voluntary fee waiver arrangement in place with respect to the offshore funds.

The Board considered that Tweedy, Browne implemented a breakpoint into the fee schedule of the International Value Fund effective October 2017, so that the Fund pays Tweedy, Browne a fee of 1.25% on the first $10.3 billion of the Fund’s daily net assets and 0.75% thereafter, in order to help make the Fund more competitive in today’s market environment and share savings resulting from economies of scale, if any, with Fund shareholders. The Board also considered that, since May 22, 2020, Tweedy, Browne had agreed to voluntarily waive advisory fees such that the International Value Fund would pay Tweedy, Browne a fee at the annual rate of 1.25% on the first $6 billion of the Fund’s average daily net assets; 0.80% on average daily net assets over $6 billion up to $7 billion; 0.70% on average daily net assets over $7 billion up to $8 billion; and 0.60% on average daily net assets over $8 billion. The Board noted that this fee waiver arrangement may not be terminated prior to the close of business on July 31, 2026 without the approval of the Board. The Board considered that the International Value Fund II, the Value Fund and the High Dividend Yield Value Fund each pay Tweedy, Browne a fee of 1.25% of the Fund’s average daily assets. The Board further considered that Tweedy, Browne implemented a voluntary fee waiver/expense reimbursement effective December 1, 2017 with respect to these Funds to the extent necessary to keep each Fund’s expense ratio in line with that of the International Value Fund in order to make these Funds more competitive (each Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded for purposes of this calculation). The Board noted that this voluntary fee waiver/ expense reimbursement will remain in place until at least July 31, 2026 and may not be terminated earlier without the approval of the Board.

The Board noted Tweedy, Browne’s analysis that the 1.25% fee rate applicable to the International Value Fund II, the Value Fund and the first $10.3 billion in assets of the International Value Fund is 16.7% less than Tweedy, Browne’s standard beginning fee rate of 1.50% charged on invested equity for most domestic, global and international separate account portfolios, and in line with Tweedy, Browne’s standard fee rate applicable to the international and global private funds (0.3125% quarterly) and the contractual rate applicable to the Investor share class of the offshore funds. The Board also observed that Tweedy, Browne’s 1.25% fee rate applicable to the High Dividend Yield Value Fund is in line with the standard fee rate charged to global high dividend private and offshore funds. The Board noted that institutional separately managed accounts invested in the global high dividend strategy are generally charged a fee of 0.85% on the first $100 million of invested equity and 0.75% on the remaining balance. The Board noted that the same institutional fee rate also applies to the other separately managed accounts, including domestic, international and global accounts. The Board also noted that the rate charged to the High Dividend Yield Value Fund was higher than the weighted average fee on all of Tweedy, Browne’s global high dividend strategy separate accounts (other than eleemosynary accounts and based on the account weighted average investment level of 88.9%).

The Board noted the different services that Tweedy, Browne provides in exchange for fees from different kinds of clients. The Board observed that the Funds receive a variety of services from Tweedy, Browne that it generally does not provide, or provides to a more limited extent, to its separate account clients, such as providing personnel to act as officers or directors; providing support and preparing materials for

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

periodic board meetings; providing shareholder support services; preparing public filings; monitoring daily cash flows, transactions and liquidity; managing dividends and distributions; overseeing third-party service providers and monitoring compliance with regulatory obligations under the Securities Act of 1933 and the Investment Company Act of 1940, as amended. In addition to the differences in services, the Board noted that serving as an investment adviser to the Funds carried with it a significantly higher liability profile than serving as an investment adviser to separate account clients in light of the legal and regulatory framework for registered mutual funds. The Board considered that the difference in fees charged to the Funds and Tweedy, Browne’s other clients with similar investment mandates may be attributable in part to the kinds of services provided to the Funds.

The Board reviewed the narrative discussion provided by Tweedy, Browne that examined the Funds’ portfolio turnover rates and brokerage commission data. The Board considered that, as of February 28, 2025, the Global Stock Fund Average1 had a 46.30% annual portfolio turnover rate and the Foreign Stock Fund Average2 had a 46.87% portfolio turnover rate. The Board noted that the International Value Fund’s portfolio turnover rate was 17%, and the Value Fund’s portfolio turnover rate was 18% for the fiscal year ended March 31, 2025. The Board also noted that the High Dividend Yield Value Fund’s average annual portfolio turnover rate was 7%, and the International Value Fund II’s average annual portfolio turnover rate was 13% for the fiscal year ended March 31, 2025.

Turning its attention to comparative fund fee information, the Board noted at the outset that although the Funds pay higher investment advisory fees than certain other peer funds, the Funds’ overall expense ratios were competitive with peer funds, especially in light of the Funds’ performance and investor services. The Board noted that the International Value Fund’s net expense ratio (as reflected in the Fund’s financial statements) of 1.41% as of March 31, 2025, was 39 basis points higher than the average net expense ratio of the Foreign Stock Fund Average and 32 basis points higher than the average net expense ratio of the Fund’s perceived competitors. The Board observed that the Fund’s net expense ratio was 2 basis points higher than the previous year.

The Board considered the comparative fee data regarding the International Value Fund II and noted that the Fund’s net expense ratio (as reflected in the Fund’s financial statements) was 1.42% as of March 31, 2025, which is 40 basis points higher than the average net expense ratio of the Foreign Stock Fund Average and 33 basis points higher than the average net expense ratio of the Fund’s perceived competitors, based on data from Morningstar. The Board observed that the Fund’s net expense ratio was 4 basis points higher than the previous year.

The Board examined the comparative fee data regarding the Value Fund and noted that the Fund’s net expense ratio (as reflected in the Fund’s financial statements) was 1.40% (after waivers) as of March 31, 2025, which is 35 basis points higher than the average expense ratio of the Global Stock Fund Average and 26 basis points higher than the average net expense ratio for the Fund’s perceived competitors, based on data from Morningstar. The Board observed that the Fund’s net expense ratio was 2 basis points higher than the previous year.

The Board considered comparative fee data regarding the High Dividend Yield Value Fund and noted that the Fund’s net expense ratio (as reflected in the Fund’s financial statements) was 1.41% as of March 31, 2025, which was 37 basis points higher than the average expense ratio of the Global Large Value Stock Category and 23 basis points higher than the average net expense ratio for the Fund’s perceived competitors, based on data from Morningstar. The Board observed that the Fund’s net expense ratio was 2 basis points higher than the previous year.

The Board also considered the Funds’ fee and expense arrangements relative to industry peer groups generated by Management Practice, which consist of funds with similar investment objectives, operating characteristics, and asset sizes as the Funds. The Board observed that each Fund exceeds the median advisory fee rate and net expense ratio of the respective Management Practice industry peer groups. The Board also noted that the non-advisory fees incurred by the

[1]

Since April 28, 2017, the Global Stock Fund Average is calculated by Tweedy, Browne based on data provided by Morningstar, and reflects average returnsor portfolio turnover rates of all mutual funds in the Morningstar Global Large Stock (including Global Large Value, Global Large Growth, and Global Large Blend categories) and Global Small/Mid Stock categories. Prior to April 28, 2017, the Global Stock Fund Average was calculated by Morningstar. Funds in these categories typically invest in stocks throughout the world while maintaining a percentage of their assets (normally 20%—60%) invested in U.S. stocks. These funds may or may not be hedged to the U.S. dollar, which will affect reported returns. References to “Global Stock Funds” or the “Global Stock Fund Average” that predate April 28, 2017 are references to Morningstar’s Global Stock Funds and Global Stock Fund Average, respectively, while references to Global Stock Funds and the Global Stock Fund Average for the period beginning April 28, 2017 refer to the Global Stock Funds and World Stock Fund Aver- age as calculated by Tweedy, Browne.

[2]

Since September 30, 2003, the Foreign Stock Fund Average is calculated by Tweedy, Browne based on data provided by Morningstar and reflects average re- turns or portfolio turnover rates of all mutual funds in the Morningstar Foreign Large-Value, Foreign Large-Blend, Foreign Large-Growth, Foreign Small/Mid- Value, Foreign Small/Mid-Blend, and Foreign Small/Mid-Growth categories. Funds in these categories typically invest in international stocks and have less than 20% of their assets invested in U.S. stocks. These funds may or may not be hedged to the U.S. dollar, which will affect reported returns. References to “For- eign Stock Funds” or the “Foreign Stock Fund Average” that predate September 30, 2003 are references to Morningstar’s Foreign Stock Funds and Foreign Stock Fund Average, respectively, while referrences to Foreign Stock Funds and the Foreign Stock Fund Average for the period beginning September 30, 2003 refer to Foreign Stock Funds and the Foreign Stock Fund Average as calculated by Tweedy, Browne.

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

Funds were lower than the median of the respective Management Practice industry peer groups.

The Board also engaged in a discussion with Tweedy, Browne regarding management’s overall pricing philosophy and business model as context for the Board’s consideration of the reasonableness of the Funds’ investment advisory fees.

E.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding Tweedy, Browne’s costs of providing services to the Funds, as well as the resulting level of profits to Tweedy, Browne. In so doing, the Board reviewed materials relating to Tweedy, Browne’s financial condition and reviewed the wide variety of services and research performed for the Funds. The Board further noted that most of the Adviser’s employees work on Fund-related issues or projects on a regular basis. Pursuant to a Service Agreement approved annually by the Board, the Funds reimburse the Adviser for certain compliance, shareholder servicing and fund accounting services performed by certain employees who are not officers or directors of the Company. The Board noted that the amount to be reimbursed, approximately $475,000 in 2025, is approved annually by the Board.

The Board considered materials regarding the profitability of Tweedy, Browne’s relationship with the Funds as a whole, and with each of the Funds separately. The Board considered the independent analysis of Tweedy, Browne’s contractual management fees and the Funds’ net expenses contained in the Management Practice memorandum. The Board examined the net profitability of Tweedy, Browne and its profit margins for each Fund for the fiscal year ended March 31, 2025. The Board noted that as of December 31, 2024, the total assets under management of Tweedy, Browne had decreased compared to the previous year to approximately $7.2 billion, approximately $5.4 billion of which represented the assets of the Funds. The Board acknowledged that the Funds’ asset levels remained lower than they had been in recent years, which had resulted in lower revenues and profit for Tweedy, Browne over this period.

The Board took into account Tweedy, Browne’s research process and, in particular, Tweedy, Browne’s research with regard to non-U.S. securities. The Board considered Tweedy, Browne’s investment discipline for the International Value Fund, Value Fund and International Value Fund II with respect to smaller and medium market capitalization issues and noted that the research process is more intensive and time-consuming for the traditional highly diversified value approach it practices than for an investment adviser that invests in concentrated positions and/or only in larger market capitalization companies.

The Board considered whether economies of scale exist that may be shared with the Funds’ investors, given the Funds’ asset levels and expense structures. The Board recognized that economies of scale may be shared with the Funds in a number of ways, including, for example, through lower initial advisory fees (i.e., pricing at scale since inception), the imposition of advisory fee breakpoints, fee reductions or waivers, and the continued enhancement of advisory and administrative services of the investment adviser, specifically with respect to those services provided to the Funds in return for fees paid. The Board acknowledged that Tweedy, Browne implemented a contractual breakpoint in the advisory fee schedule of the International Value Fund, a voluntary fee waiver agreement with respect to the International Value Fund through at least July 31, 2026, and a voluntary fee waiver/expense reimbursement agreement with respect to the International Value Fund II, the Value Fund and the High Dividend Yield Value Fund effective through at least July 31, 2026. The Board noted that the breakpoint and fee waiver arrangement could have the effect of further reducing the Fund’s total expense ratio if its assets were to increase. The Directors noted that breakpoint schedules can reverse when assets decline, leading to higher fees for fund shareholders when markets decline or assets leave a fund complex. The Board observed that the International Value Fund’s assets were below the first contractual breakpoint of $10.3 billion and could fluctuate above or below the breakpoint depending on asset flows and investment performance. Additionally, the Board recognized Tweedy, Browne’s view that its investment discipline and extensive research process for broadly diversified groups of companies in approximately 21 different countries (including the U.S.) is likely not as conducive to economies of scale that would be potentially realizable in the management of other large pools of capital invested exclusively in large market capitalization stocks. With respect to the High Dividend Yield Value Fund, which is generally expected to have a higher proportion of large market capitalization holdings in its portfolio (because smaller capitalization companies usually do not pay above average dividends), the Board noted that Tweedy, Browne must still perform extensive research regarding companies that pay above-average dividends and that satisfy a different level of undervaluation than Tweedy, Browne requires for the other Funds. The Board considered that such research would therefore not be less intensive or less expensive than the research performed for the other three Funds. The Board also noted the continued enhancements made by the Adviser, including the Adviser’s approach to reinvesting in the important areas of the business that support the Funds, and the continued enhancements specifically to the services provided to the Funds. While the Board recognized that no changes to advisory fees or additional breakpoints were being proposed at this time, the Board noted that it would continue to evaluate whether the Funds’ asset levels and expense structures appropriately reflected economies of scale that could be shared with Fund investors.

After discussion, the Independent Directors concluded that the fees charged by Tweedy, Browne relative to its cost of providing services to the Funds are reasonable, fair and consistent with the results of an arm’s-length negotiation.

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

F.	Ancillary Benefits

Finally, the Board considered a variety of other benefits received by Tweedy, Browne as a result of its relationship with the Funds, including any benefits derived by Tweedy, Browne from soft dollar arrangements with broker-dealers. In particular, the Board considered materials concerning Tweedy, Browne’s brokerage and best execution policies. The Board also reviewed Tweedy, Browne’s policies and procedures prohibiting the use of brokerage commissions to finance the distribution of Fund shares.

G.	Conclusion

After taking into consideration a number of matters relating to Tweedy, Browne’s relationship with the Funds, the Independent Directors concluded that Tweedy, Browne was providing essential services and high quality personnel to the

Funds and that Tweedy, Browne likely will continue to be in a position to do so for the long-term; the nature, extent and quality of the services provided by Tweedy, Browne have benefited and likely will continue to benefit the Funds and their shareholders; that Tweedy, Browne’s long-term performance record in managing the Funds warranted the continuation of the Advisory Agreements; and the advisory fee for each Fund and Tweedy, Browne’s profitability from its relationship with each Fund, is reasonable. The Independent Directors based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling. Accordingly, the Independent Directors unanimously recommended that the Board approve the continuation of the Advisory Agreements at the present contractual rates.

This page was intentionally left blank.

Tweedy, Browne Fund INC.

One Station Place
Stamford, CT 06902

p: 1-800-432-4789
w: www.tweedyfunds.com

TB-SA-0925

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a- 15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tweedy, Browne Fund Inc.

By (Signature and Title)*	/s/ Thomas H. Shrager
Thomas H. Shrager, President
(principal executive officer)

Date	11/13/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Thomas H. Shrager
Thomas H. Shrager, President
(principal executive officer)

Date	11/13/2025

By (Signature and Title)*	/s/ Roger R. de Bree
Roger R. de Bree, Treasurer
(principal financial officer)

Date	11/14/2025

* Print the name and title of each signing officer under his or her signature.